AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 2024
File No. 2-66437
File No. 811-2993

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 80	☒
AND
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 73	☒

EDWARD JONES MONEY MARKET FUND
(Exact Name of Registrant as Specified in Charter)

Edward Jones Money Market Fund
12555 Manchester Road
St. Louis, Missouri 63131
(Address of Principal Executive Offices, Zip Code)
(314) 515-0790
(Registrant’s Telephone Number, including Area Code)
Evan S. Posner
Edward Jones Money Market Fund
12555 Manchester Road
St. Louis, Missouri 63131
(Name and Address of Agent for Service)

It is proposed that this filing become effective (check appropriate box)
☐	Immediately upon filing pursuant to paragraph (b)
☒	On July 1, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a) of Rule 485

Money Market Fund

Prospectus
July 1, 2024

INVESTMENT SHARES (TICKER JNSXX)
RETIREMENT SHARES (TICKER JRSXX)
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ∎ May Lose Value ∎ No Bank Guarantee

Fund Summary Information
Edward Jones Money Market Fund (the “Fund”)
Investment Objective
The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund’s investment objective is stability of principal and current income consistent with stability of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Investment Shares or Retirement Shares (collectively, “Shares” or “Fund Shares”). You may pay other fees, such as annual program or administrative fees, for participating in Edward Jones programs that utilize the Fund, which are not reflected in the table and examples below.

	Investment Shares		Retirement Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee		0.20%		0.20%
Distribution (12b-1) Fee		0.25%		0.25%
Other Expenses		0.26%		0.80%
Administrative Shareholder Service Fees	0.15%		0.15%
Other Operating Expenses	0.11%		0.65%
Total Annual Fund Operating Expenses		0.71%		1.25%

Less Fee Waivers and/or Expense Reimbursements[1]		None		0.53%
Net Annual Fund Operating Expenses		0.71%		0.72%

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Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”) has contractually agreed to waive fees and/or reimburse Fund operating expenses to the extent necessary to limit the Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes, and extraordinary or non-routine expenses) to an annual rate of 0.72% of the average daily net assets of the Fund’s Investment Shares and Retirement Shares (the “Expense Limitation Agreement”). Any payment made by the Adviser in connection with the Expense Limitation Agreement is subject to recoupment by the Adviser in the thirty-six (36) month period following the payment, if (i) requested by the Adviser and (ii) the aggregate amount actually paid by a class of the Fund toward operating expenses (taking into account other recoupments) does not exceed the expense cap (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. This Expense Limitation Agreement will remain in effect until June 30, 2025, and may only be changed or eliminated with the approval of the Board of Trustees of the Fund (the “Board”) during such period. The Expense Limitation Agreement shall be automatically renewed for successive one-year periods thereafter unless Olive Street provides the Fund with written notice of its election to not renew the agreement at least 60 days prior to the end of the current one-year term.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund’s Investment Shares or Retirement Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Investment Shares and Retirement Shares operating expenses are as shown in the table above and remain the same (taking into account the contractual expense limitation until June 30, 2025). Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investment Shares	$73	$227	$395	$883
Retirement Shares	$74	$326	$617	$1,448
Principal Investment Strategies
The Fund operates as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”). A “government money market fund” is required to invest at least 99.5% of its total assets in cash, Government Securities (as defined below), repurchase agreements that are collateralized fully by cash or Government Securities, and/or shares of other “government money market funds.” Government Securities are obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities.
As a “government money market fund,” the Fund’s Board may elect to impose liquidity fees in the future, consistent with Rule 2a-7 and after providing appropriate notice to shareholders. The Board has not elected to do so at this time.
Certain of the Government Securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans, or other benefits. The Fund may also invest in Government Securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in Government Securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support, such as those issued by the Federal Farm Credit System. Certain Government Securities are variable or floating rate securities, meaning that such obligations provide for adjustments in the interest rate on

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certain reset dates or whenever a specified interest rate index changes, respectively.
Rule 2a-7 governs the maturity, quality, liquidity, and diversification of money market fund investments. Under these requirements, the Fund must maintain a dollar-weighted average maturity (“WAM”) of 60 days or less and a dollar-weighted average life (“WAL”) to maturity of 120 days or less, and will only acquire securities maturing in 397 days (approximately 13 months) or less.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The primary factors that may negatively impact the Fund’s ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce the Fund’s daily dividends are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor.

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Counterparty Credit Risk. A party to a transaction involving the Fund, including a counterparty to a repurchase agreement, may default or otherwise be unable or unwilling, or be perceived by the marketplace to be unable or unwilling, to meet its obligations. This could cause the Fund to suffer delays and incur costs or lose money in exercising its rights under the transaction.

∎
Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise and generally rise when interest rates fall. In general, interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Although variable and floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, during periods of rising interest rates the value of floating rate and variable rate securities may also decline if their interest rates do not rise as quickly, or as much, as general interest rates. Similarly, during periods of declining interest rates, variable and floating rate securities generally will not increase in value as much as fixed rate instruments. A low or negative interest rate environment poses additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s yield to its shareholders. During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). Fluctuations in interest rates may also affect the liquidity of the fixed-income securities held by the Fund. As a result, it is possible that the Fund would, during these conditions,

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maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. Changes in monetary policy made by central banks and/or their governments or changes in economic conditions may affect the level of interest rates, which could have sudden or unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility and reduced liquidity in the money market securities markets, which could make it more difficult for the Fund to sell its investments at a time when it may be advantageous to do so and could cause the value of the Fund’s investments to decline, potentially suddenly and significantly.

∎
Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 Share price at all times. If the Fund or another money market fund fails to maintain a stable NAV (or such perception exists in the marketplace), the Fund could be subject to increased redemptions, which may adversely impact the Fund’s Share price.

∎
Technology Risk. Various technologies are used in managing the Fund, consistent with its investment objective and strategy. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, cyberattacks, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

∎
Economy Risk. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political, and financial conditions or industry or economic trends and developments, as well as cyberattacks, government defaults, government shutdowns, sanctions, war, acts of terrorism, regional conflicts, social unrest, and recessions, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects that could negatively impact the Fund’s performance. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

∎
Call Risk. An issuer of a callable security held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

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∎
Government Securities Risk. Although Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. Government Securities (including those held by the Fund), cause the credit rating of the U.S. government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of U.S. Treasury securities and/or increase the costs of certain kinds of debt, all of which could adversely affect the Fund.

∎
Investing Share Purchase Proceeds Risk. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund’s yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

∎
Issuer Credit Risk. It is possible that interest or principal on the Fund’s investment securities will not be paid when due. Government Securities generally have less credit risk than other fixed income securities, but are not completely free from credit risk.

∎
Issuer Focus Risk. To the extent that the Fund focuses its investments in securities issued or guaranteed by a small number of U.S. government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. government, it may be more exposed to developments affecting an individual U.S. government agency or instrumentality than a fund that invests more broadly.

∎
Use of Amortized Cost Risk. In the unlikely event that the Board were to determine, pursuant to Rule 2a-7 that the extent of the deviation between the Fund’s amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results.

∎	Yield Risk. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary.

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Performance
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Investment Shares total returns on a calendar year-by-year basis. The Average Annual Total Returns Table shows returns over the stated periods. The Fund’s performance will fluctuate, and past performance is not necessarily an indication of future results. Updated performance information for the Fund is available by contacting your Edward Jones financial advisor.

Within the periods shown in the bar chart, the highest quarterly return of the Investment Shares was 1.19% (quarter ended December 31, 2023), and the lowest quarterly return of the Investment Shares was 0.00% (quarter ended March 31, 2014).
The total return for the Investment Shares of the Fund from January 1, 2024 through March 31, 2024 was 1.17%.
Average Annual Total Returns
The following table represents the Fund’s Average Annual Total Returns for the calendar periods ended December 31, 2023.

Share Class	1 Year	5 Years	10 Years	Since Inception
Investment Shares	4.43%	1.45%	0.87%	3.78	%*
Retirement Shares	4.43%	1.44%	0.86%	1.01	%**

*	Inception date of May 12, 1980.

**	Inception date of May 21, 2001.
The 7-Day Net Yield of the Investment Shares as of December 31, 2023 was 4.74%. You may contact your Edward Jones financial advisor for the current 7-Day Net Yield.
Fund Management
The Fund’s investment adviser is Olive Street. The Fund’s sub-adviser is Federated Investment Management Company (“Sub-adviser”).

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Purchase and Sale of Fund Shares
There is no minimum investment amount for the Fund. However, Edward D. Jones & Co., L.P. (“Edward Jones”), in its capacity as the Fund’s transfer agent, may charge you a $3.00 fee for any month in which you fail to maintain a $2,500 average monthly balance for Investment Shares or a $1,500 average monthly balance for Retirement Shares. Retirement Shares are eligible to be purchased only in retirement accounts. Investment Shares are eligible to be purchased only in non-retirement accounts.
You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business. Shares may be purchased through your Edward Jones financial advisor, by telephone, mail or online. Shares may be redeemed through your Edward Jones financial advisor, by telephone, mail, check, debit card or online.
Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an individual retirement account (“IRA”), or other tax-qualified investment plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own tax-deferred arrangement.
Payments to Edward Jones
The Fund and/or its related companies pay Edward Jones for the sale of Shares and related services. Edward Jones is an affiliate of the Adviser and both entities are wholly-owned subsidiaries of The Jones Financial Companies, L.L.L.P. (“JFC”). Accordingly, JFC, the parent company of Edward Jones, benefits from payments made by the Fund pursuant to the Investment Management and Administration Agreement between the Fund and the Adviser. These payments may create a conflict of interest by influencing Edward Jones and your Edward Jones financial advisor to suggest the Fund over another investment. Ask your Edward Jones financial advisor or visit the Edward Jones website (www.edwardjones.com/moneymarket) for more information.
Additional Information Regarding the Fund’s Investment Objective and Strategies
Investment Objective
The Fund is a money market fund that seeks to maintain a stable NAV of $1.00 per Share. The Fund’s investment objective is stability of principal and current income consistent with stability of principal. The Fund’s investment objective is “non-fundamental”, which means that it can be changed by a vote of the Board alone without a shareholder vote upon at least 60 days’ prior written notice to the shareholders.

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Principal Investment Strategies
While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.
The Fund will operate as a “government money market fund,” investing at least 99.5% of its total assets in cash, Government Securities, repurchase agreements that are collateralized fully by cash or Government Securities, and/or shares of other “government money market funds.”
As a “government money market fund,” the Fund’s Board may elect to impose liquidity fees in the future, consistent with Rule 2a-7 and after providing appropriate notice to shareholders. The Board has not elected to do so at this time.
The Sub-adviser targets a WAM range based upon its interest rate outlook. The Sub-adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

∎	current U.S. economic activity and the economic outlook;

∎	current short-term interest rates;

∎	the Federal Reserve’s policies regarding short-term interest rates; and

∎	the potential effects of foreign economic activity on U.S. short-term interest rates.
The Sub-adviser generally shortens the portfolio’s WAM when it expects interest rates to rise and extends the WAM when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. The Sub-adviser selects securities used to shorten or extend the portfolio’s WAM by comparing the returns currently offered by such securities to their historical and expected returns, and relative to the returns currently offered by other securities.
The Fund will: (1) maintain a WAM of 60 days or less; and (2) maintain a WAL of 120 days or less. Certain of the securities in which the Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”). For purposes of calculating WAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund’s ability to invest in Adjustable Rate Securities. The Fund will only acquire securities maturing in 397 days (approximately 13 months) or less at the time of purchase.
Temporary Cash Positions
The Fund may temporarily depart from its principal investment strategies by holding cash. It may do this to attempt to respond to adverse or unusual market, economic or other conditions (for example, during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder

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redemptions; or to accommodate cash inflows. Such temporary cash positions could affect the Fund’s investment returns and/or the Fund’s ability to achieve its investment objective.
Principal Investments
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (“SAI”) provides information about the Fund’s non-principal investments and provides additional information about the Fund’s principal investments.
Fixed-Income Securities
Fixed-income securities pay interest, dividends, or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Certain fixed-income securities do not pay periodic interest payments but instead are sold at a discount to the ultimate redemption price with the difference between the sale price and the return of principal representing income. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield is inversely related to the security’s price. A security’s price could be less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. A fixed-income security’s yield to the Fund is based on the price at which the Fund purchased the security and does not change as market yields change. Conversely, a floating-rate security’s yield to the Fund will be impacted by market yield changes. The following describes the fixed-income securities in which the Fund principally invests:
Treasury Securities
Treasury securities are fixed-income securities that are direct obligations of the federal government of the United States.
Government Securities
Government Securities are fixed-income securities issued or guaranteed by the U.S. government or a federal agency or instrumentality acting under federal authority, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities.

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Some Government Securities, including those issued by Ginnie Mae, are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal. Other Government Securities receive support through federal subsidies, loans, or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Freddie Mac, Fannie Mae, and Tennessee Valley Authority in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality, or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
Certain Government Securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risk.
Certain Government Securities are variable or floating rate securities, meaning that such obligations provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
Zero-Coupon Securities
Certain Government Securities in which the Fund invests are zero-coupon securities. Zero-coupon securities are fixed-income securities that do not pay interest or principal until final maturity, unlike fixed-income securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risk of a zero-coupon security.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Sub-adviser.
The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements plus a certain amount of securities or cash in excess of the securities subject to repurchase. The securities and any cash held by the Fund serve as collateral for the counterparty’s obligations. The Sub-adviser or

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sub-custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to counterparty credit risk.
Additional Information Regarding the Fund’s Principal Risks
The following provides general information on the risks associated with the Fund’s principal investments. These are the primary factors that may negatively impact the Fund’s ability to maintain a stable NAV, delay the payment of redemptions by the Fund or reduce the Fund’s daily dividends. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor. Any additional risks associated with the Fund’s non-principal investments are described in the SAI. The SAI also provides additional information about the risks associated with the Fund’s principal investments.
Counterparty Credit Risk
A party to a transaction involving the Fund, including a counterparty to a repurchase agreement, may default or otherwise be unable or unwilling, or be perceived by the marketplace to be unable or unwilling, to meet its obligations. This could cause the Fund to suffer delays and incur costs or lose money in exercising its rights under the transaction. In a repurchase agreement, there exists the risk that, when the Fund buys a security from a counterparty that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security. Even though the Fund’s investments in repurchase agreements are fully collateralized at all times, there is some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering or disposing of the collateral.
Interest Rate Risk
Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall, and when interest rates fall, prices of fixed-income securities rise. Market factors, such as a lack of demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. In general, interest rate changes have a greater effect on the price of fixed income securities with longer maturities.
Although variable and floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, during periods of rising interest rates the value of floating rate and variable rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Similarly, during periods of declining interest rates, variable and floating rate securities generally will not increase in value as much as fixed rate instruments. Interest rate changes can be sudden and unpredictable, and a wide variety of

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factors can cause interest rates to rise or fall, including government and/or central bank policy and action, inflationary or deflationary pressures, supply of and demand for debt securities, and changes in general market and economic conditions. A sudden or unpredictable rise or decline in interest rates may cause volatility and reduced liquidity in the money market securities markets, which could make it more difficult for the Fund to sell its investments at a time when it may be advantageous to do so and could cause the value of the Fund’s investments to decline, potentially suddenly and significantly.
Redemptions from the Fund at a time when interest rates are rising may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. On the other hand, market conditions in which short-term interest rates are at low or negative levels pose additional risks to the Fund because yields can be very low or negative. During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). Such conditions may also have an adverse impact on the Fund’s ability to maintain a stable $1.00 Share price.
Fluctuations in interest rates may also affect the liquidity of the fixed-income securities held by the Fund. As a result, it is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income.
Stable NAV Risk
The Fund may not be able to maintain a stable $1.00 Share price at all times. If the Fund or another money market fund fails to maintain a stable NAV (or such perception exists in the marketplace), the Fund could be subject to increased redemptions, which may adversely impact the Fund’s Share price. In general, certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. Neither the Fund’s sponsor nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not rely on or expect that they or any person will provide any type of financial support to the Fund at any time to help the Fund maintain a stable $1.00 Share price. The Fund is permitted, among other things, to reduce or withhold any income and gains generated by the Fund to maintain a stable $1.00 Share price.
Technology Risk
Various technologies are used in managing the Fund, consistent with its investment objective and strategy. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, cyberattacks, programming inaccuracies, and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

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Economy Risk
The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, cyberattacks, government defaults, government shutdowns, sanctions, war, acts of terrorism, regional conflicts, social unrest, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to the outbreak of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), as well as the large-scale invasion of Ukraine by Russia in February 2022 and resulting responses, including economic sanctions by the U.S. and other countries against certain Russian individuals and companies. The impact of these and other similar events that may arise in the future may affect the financial markets in general ways that cannot necessarily be foreseen. The impact of such events may be short term or may last for an extended period of time, and in any case could result in a substantial economic downturn or recession. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
An increase in demand for Government Securities resulting from an increase in demand for government money market funds may lead to lower or negative yields on such securities. In addition, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services. A government shutdown could temporarily affect the ability of the U.S. government to meet its obligations and cause the Fund to sell investments

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at reduced prices in the open market, and could also result in unusually high redemption requests, which may require the Fund to sell investments at disadvantageous prices or under unfavorable conditions.
Call Risk
Call risk is the possibility that an issuer may redeem a Government Security before maturity (a “call”) at a price below or above its current market price. If a Government Security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
Government Securities Risk
Although Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government will provide financial support to securities of its agencies or instrumentalities if it is not obligated to do so under law. The maximum potential liability of the issuers of some Government Securities held by the Fund may greatly exceed their current resources, and it is possible that issuers of Government Securities will not have the funds to meet their payment obligations in the future.
From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain Government Securities, including those held by the Fund, which could have a material adverse impact on the Fund. The failure, or potential failure, to increase the statutory debt ceiling could adversely affect the Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of certain kinds of debt. In the past, U.S. sovereign credit has experienced downgrades, and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. These events and similar events could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself.
Investing Share Purchase Proceeds Risk
On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely

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cause the Fund’s yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of the existing investments, the greater the impact will be on the yield of the Fund. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
Issuer Credit Risk
It is possible that interest or principal on securities will not be paid when due. Government Securities generally have less credit risk than other fixed income securities, but are not completely free from credit risk.
Many fixed-income securities receive credit ratings from nationally recognized statistical rating organizations (“NRSROs”) such as Fitch Ratings Inc., Moody’s Investors Service, Inc., and Standard & Poor’s Financial Services LLC that assign ratings to securities by assessing the likelihood of issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO’s assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund’s portfolio holdings, its NAV, and its investment performance. Credit ratings are not a guarantee of quality, and they reflect only the opinion of an NRSRO. Credit ratings may prove to be incorrect in their assessment of credit risk because they may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Sub-adviser’s credit assessment. Ratings are just one factor that the Sub-adviser considers in its credit assessment and analysis.
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline if interest rates remain unchanged.
Issuer Focus Risk
To the extent that the Fund focuses its investments in securities issued or guaranteed by a small number of U.S. government agencies or instrumentalities

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that are not backed by the full faith and credit of the U.S. government, it may be more exposed to developments affecting an individual U.S. government agency or instrumentality than a fund that invests more broadly.
Use of Amortized Cost Risk
In the unlikely event that the Board were to determine pursuant to Rule 2a-7 that the extent of the deviation between the Fund’s amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results, including, but not limited to, considering suspending redemption of Shares and liquidating the Fund under Rule 22e-3 under the 1940 Act.
Yield Risk
There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. If the level of income provided by the Fund does not keep pace with inflation, the purchasing power of your investment could be eroded over time. Further, the Fund’s yield will vary. A low or negative interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable NAV. The Fund’s yield could also be negatively affected (both in absolute terms and as compared to other money market funds) by aspects of its investment program (for example, its investment policies, strategies, or limitations) or its operational policies (for example, its cut-off time for purchases and redemptions of Shares).
Management of the Fund
Investment Adviser
Olive Street Investment Advisers, LLC
Olive Street, a Securities and Exchange Commission (“SEC”) registered investment adviser with its principal place of business located at 12555 Manchester Road, St. Louis, Missouri 63131, serves as investment adviser and administrator to the Fund pursuant to an Investment Management and Administration Agreement with the Fund dated November 2, 2022 (the “Advisory Agreement”). The Adviser was formed as a Missouri limited liability company in 2012 and is a wholly-owned subsidiary of JFC.
As the Adviser, Olive Street has overall supervisory responsibility for the general management and investment of the Fund’s investment portfolio and, subject to review and approval by the Board, sets the Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of the Sub-adviser.
For its investment advisory and administrative services, the Adviser receives an annual fee of 0.20% of the Fund’s average daily net assets, which is calculated

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daily and paid monthly, at an annual rate based on the average daily net assets of the Fund.
The Adviser has contractually agreed to waive fees and/or reimburse Fund operating expenses to the extent necessary to limit the Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes, and extraordinary or non-routine expenses) to an annual rate of 0.72% of the average daily net assets of the Fund’s Investment Shares and Retirement Shares. Any payment made by the Adviser in connection with the Expense Limitation Agreement is subject to recoupment by the Adviser in the thirty-six (36) month period following the payment, if (i) requested by the Adviser and (ii) the aggregate amount actually paid by a class of the Fund toward operating expenses (taking into account other recoupments) does not exceed the expense cap (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of recoupment.
This Expense Limitation Agreement will remain in effect until June 30, 2025, and may only be changed or eliminated with the approval of the Board during such period. The Expense Limitation Agreement shall be automatically renewed for successive one-year periods thereafter unless Olive Street provides the Fund with written notice of its election to not renew the agreement at least 60 days prior to the end of the current one-year term.
In addition to the Expense Limitation Agreement, the Adviser and/or its affiliates have agreed to voluntarily reimburse expenses (except fees paid to the Sub-adviser and Federated Administrative Services (“FAS” or the “Sub-Administrator”)) and/or waive all or a portion of their fees for the Fund to the extent necessary to seek to maintain a positive yield for the Fund (the “Adviser Voluntary Reduction”). The Adviser Voluntary Reduction is not subject to recoupment and can be discontinued at any time without advance notice. There is no guarantee that the Adviser Voluntary Reduction will continue or that the Fund will be able to maintain a positive yield.
A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s Annual Report to Shareholders dated February 28, 2023, which covers the period from March 1, 2022 to February 28, 2023.
Sub-adviser
Federated Investment Management Company
Pursuant to the terms of an Amended and Restated Sub-Advisory and Sub-Administration Agreement dated November 2, 2022 (the “Sub-Advisory Agreement”) and subject to the supervision of the Adviser and the Board, Federated Investment Management Company, a wholly owned subsidiary of Federated Hermes, Inc. (“Federated Hermes”), located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, provides sub-advisory services to the Fund, including buying and selling portfolio securities, and Federated Administrative

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Services, an affiliate of the Sub-adviser, provides sub-administrative services to the Fund. Federated Advisory Services Company, an affiliate of the Sub-adviser, provides certain support services to the Sub-adviser. The fee for these services is paid by the Sub-adviser and not by the Fund.
For the services provided pursuant to the Sub-Advisory Agreement, the Sub-adviser and FAS receive directly from the Fund an aggregate annual fee, which is calculated daily and paid monthly based on the Fund’s average daily net assets. For the purposes of determining compensation under the Advisory Agreement, the Fund will be deemed to have paid the Adviser, and the Adviser will be deemed to have received an amount equal to any payment made pursuant to the Sub-Advisory Agreement.
The Sub-adviser and other subsidiaries of Federated Hermes advise approximately 101 registered investment companies, including equity, fixed-income and money market mutual funds, and manage a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds). Federated Hermes’ assets under management totaled approximately $757.6 billion as of December 31, 2023. Federated Hermes was established in 1955 and is one of the largest investment managers in the United States with more than 2,000 employees. Federated Hermes provides investment products to more than 10,000 investment professionals and institutions.
The Sub-adviser advises approximately 73 registered investment companies, and also manages sub-advised funds which totaled approximately $468.4 billion in assets as of December 31, 2023.
A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders dated February 28, 2023, which covers the period from March 1, 2022 to February 28, 2023.
Multi-Manager Exemptive Order
An exemptive order has been obtained from the SEC that permits the Adviser, subject to certain conditions, to select new unaffiliated sub-advisers with the approval of the Board but without obtaining shareholder approval. The order also permits the Adviser to change the terms of the agreements with the sub-advisers and to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of a sub-advisory agreement. The order also permits the Fund to disclose sub-adviser fees only in the aggregate in its registration statement. This arrangement has been approved by the Board and the Fund’s shareholders. Shareholders will be notified of the retention of a new sub-adviser within 90 days of the hiring. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement.

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In accordance with a separate exemptive order that the Fund and the Adviser have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.
For the fiscal year ended February 29, 2024, the Fund paid the Adviser and the Sub-adviser aggregate fees totaling 0.20% of the Fund’s average daily net assets.
Purchase and Sale of Fund Shares
Calculation of Net Asset Value
The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing its portfolio securities using the amortized cost method. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. In addition, for regulatory purposes, the Fund calculates a market-based NAV per Share each day the Fund calculates the NAV per Share based on the amortized cost valuation method. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. The Fund does not charge a front-end sales charge.
You can purchase or redeem Shares any day the NYSE is open for business (a “Regular Business Day”). You may also be able to purchase and redeem Shares on certain days that the NYSE is closed on an unscheduled basis due to unforeseen or emergency circumstances, if the Board determines to allow Fund Share transactions on such days (a “Special Trading Day”). The Board has approved the declaration of a Special Trading Day on any day in which the NYSE is closed, but the principal fixed income markets and the Federal Reserve wire system are open. The information set forth in this Prospectus regarding times relevant to NAV determination and dividend entitlement applies only to Regular Business Days. Please note that the times that might be specified for NAV determination and dividend entitlement on a Special Trading Day would not necessarily be the same as set forth in this Prospectus with respect to Regular Business Days. If the Fund declares a Special Trading Day, information regarding shareholder trading activities for the Special Trading Day (such as when determinations of NAV and dividend entitlement will be made) will be posted on

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the Fund’s website at www.edwardjones.com/moneymarket. Although the Fund will attempt to make such information available in advance of a particular Special Trading Day, given the nature of Special Trading Days, it may not be able to do so until the morning of the Special Trading Day.
When the Fund receives your transaction request in good order, it is processed at the next determined NAV. Good order means that (i) your transaction request includes complete information, and (ii) sufficient assets are already in your account or new assets have been received in your account. NAV is determined at 2:00 p.m. (Eastern time) and as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.
Payments to Edward Jones
The Fund pays fees as described below to Edward Jones.
Rule 12b-1 Fees
The Board has adopted a Rule 12b-1 Plan, pursuant to which distribution and/or service fees of 0.25% of the average daily net assets of the Investment Shares and Retirement Shares of the Fund are paid to Edward Jones for the sale and distribution of Fund Shares, and for services provided to Investment Shares and Retirement Shares shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Shareholder Service Fees
Investment Shares and Retirement Shares may pay administrative shareholder service fees of up to 0.15% of their average daily net assets to Edward Jones for providing certain administrative shareholder service activities or similar non-distribution services.
How to Buy Shares
The Fund offers two Share classes: Investment Shares and Retirement Shares, each representing interests in a single portfolio of securities. Investment Shares are eligible to be purchased or held only in non-retirement accounts. Retirement Shares are eligible to be purchased or held only in retirement accounts.
The Fund’s Distributor, Edward Jones, markets the Shares described in this Prospectus exclusively through Edward Jones to its clients. The Fund is sold largely as a “sweep” investment for otherwise uninvested cash in Edward Jones’ clients’ accounts. Edward Jones may establish its own terms and eligibility requirements for its clients’ use of the Fund as a “sweep” investment vehicle. Potential investors should contact Edward Jones for additional details about whether they are eligible to invest in the Fund.

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After opening an Edward Jones account, and subject to Edward Jones’ eligibility requirements, you may purchase Shares by contacting your Edward Jones financial advisor, by telephone, by mail or online. You may pay for the purchase by check, wire, electronic funds transfer, a transfer from another Edward Jones account, or an available cash balance in your Edward Jones account. Such purchases will typically settle and begin earning dividends no later than the following business day after receipt by the Fund. When payment is made by check, the order is considered received after the check is converted into federal funds by Edward Jones. This is normally within three business days of receiving the check. When payment is made by wire with federal funds, by electronic funds transfer or a transfer from another Edward Jones account, the order is considered received within one business day.
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any request to purchase Shares.
How to Sell Shares
You may redeem Shares by submitting a request in person to your Edward Jones financial advisor, by telephone, mail, check, debit card or online. Shares may also be redeemed automatically to satisfy any debit balance in your Edward Jones account. Any attempt to redeem Shares through check writing or debit card before the purchase of such Shares has cleared will be automatically rejected.
If a redemption request is received by the Fund before 2:00 p.m. (Eastern time), generally your redemption will be mailed to you or initiated the same day. You will not receive that day’s dividend.
If a redemption request is received by the Fund after 2:00 p.m. (Eastern time), generally your redemption will be mailed to you or initiated no later than the following business day. You will receive that day’s dividend.
Your account will continue to receive the daily dividend declared on the Investment Shares or Retirement Shares being redeemed until your check is presented for payment or your debit card transaction is processed.
The Fund may sell portfolio assets, hold cash or cash equivalents, use short term borrowings from its custodian (if available), and/or redeem Shares in-kind (as described below), as necessary, to meet redemption requests.
Redemption In-Kind
Although the Fund intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
A redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.

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Limitations on Redemption Proceeds
Redemption proceeds normally are wired or mailed within one business day after a redemption request is received in good order (or the same day if a redemption request is received in good order before 2:00 p.m. (Eastern time)). Payment may be delayed for up to seven days:

∎	to allow your purchase to clear (as discussed below);

∎	during periods of market volatility;

∎	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

∎	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed for more than seven days, during any period:

∎	when the NYSE is closed, other than customary weekend and holiday closings;

∎	when trading on the NYSE is restricted, as determined by the SEC;

∎	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or

∎	in which there are emergency conditions including liquidation of the Fund as provided in Section 22(e), and rules thereunder, of the 1940 Act.
Pursuant to rules under Section 22(e) of the 1940 Act, while it is unlikely that the Fund’s weekly liquid assets would fall below 10% given the Fund’s investment strategy and operation as a government money market fund, the Board, in its discretion, may suspend redemptions in the Fund and approve the liquidation of the Fund if the Fund’s weekly liquid assets were to fall below 10% and the Board determines it would not be in the best interest of the Fund to continue operating. The Board also may suspend redemptions in the Fund and approve the liquidation of the Fund if the Board determines that the deviation between the Fund’s amortized cost price per Share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases in honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.
You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

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Account and Share Information
Account Activity
You will receive periodic statements reporting all account activity, including dividends and capital gains paid. Your method of payment for the purchase of Shares will determine when your order is received by the Fund and you begin earning dividends. You will earn dividends through the day your redemption request is received by the Fund, if such request is received after 2:00 p.m. (Eastern time), but not if received prior to 2:00 p.m. (Eastern time).
Dividends and Capital Gains
The Fund declares any dividends daily and pays them monthly to shareholders.
From time to time, the Fund may realize capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares.
Accounts with Low Balances
Due to the high cost of maintaining accounts with low account balances, you must maintain a $2,500 average monthly balance in Investment Shares, or Edward Jones, in its capacity as the Fund’s transfer agent, may charge you a $3.00 fee for that month. If you own Retirement Shares, you must maintain a $1,500 average monthly balance, or a $3.00 fee may apply. Certain accounts may not be subject to the average monthly balance requirement pursuant to Edward Jones’ policies. Please contact your Edward Jones financial advisor for additional information.
Tax Information
You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund. The following is a summary of certain important U.S. federal income tax consequences of investing in the Fund. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future.
The Fund has elected and intends to qualify each year for treatment as a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions

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were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Once a year, Edward Jones sends an Internal Revenue Service (“IRS”) Form 1099 and an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. Fund distributions of dividends and capital gains you receive, whether in cash or reinvested in additional Shares of the Fund, may be subject to federal, state, and local taxation, depending on your tax situation. Dividends are taxable at different rates depending upon the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.
Fund distributions are expected to be primarily from interest rather than dividends. Therefore, no portion of the Fund’s distributions is expected to be eligible for the corporate dividends received deduction or for the lower tax rates on qualified dividend income. The tax status of the distributions you receive from the Fund will be detailed in the annual statement you receive from the Fund.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). Such treatment of Section 163(j) Interest Dividends by a shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by a money market fund such as the Fund and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
It is anticipated that the Fund will maintain a constant price per Share and that shareholders will not generally realize gain or loss with respect to such Shares. If a sale of Shares results in a gain or loss to you, assuming you hold the Shares as a capital asset, the gain or loss generally will be capital gain or loss that is treated as short-term if you held the shares 12 months or less, long-term if you

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held the Shares for longer. For tax purposes, a redemption of Fund Shares is treated as a taxable sale.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Shares of the Fund).
Please consult your tax advisor regarding your federal, state, and local tax liability. More information about taxes is in the SAI.
Frequent Trading Policies
Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that under normal circumstances frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund’s portfolio and its performance.
Portfolio Holdings Information
A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the Fund’s website, www.edwardjones.com/moneymarket, five business days after the end of each month and remains posted on the website for six months thereafter. The Fund’s Shadow Price (market-based value of the Fund’s portfolio), Daily and Weekly Liquid Assets, and Daily Flows are posted every business day and remain posted on the website for six months thereafter.
The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed, free of charge, at the Fund’s website and on the SEC’s website at www.sec.gov. Complete listings of the Fund’s portfolio holdings as of the end of each month are included in reports filed with the SEC on Form N-MFP. These reports and regulatory filings are also available on the SEC’s website. In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to the Fund’s website.
A more detailed description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

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Additional Information
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, investment sub-adviser, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Fund.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase Shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Fund’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The Fund reserves the right to discontinue offering Shares at any time or to cease operations and liquidate at any time.

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Financial Highlights
The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
The information below has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Fund’s 2024 Annual Report, which is available upon request by calling your Edward Jones financial advisor, by calling the Fund at 1-800-441-2357, or online at www.edwardjones.com/moneymarket.
Financial Highlights – Investment Shares

	Year Ended February 28 or 29,
Per Share Operating Performance	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Increase/(Decrease) in Operations:
Net investment income	0.045	0.017	0.000 [1]	0.000 [1]	0.014
Net realized gain/(loss) on investments	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
TOTAL FROM INVESTMENT OPERATIONS	0.045	0.017	0.000 [1]	0.000 [1]	0.014
Less Distributions From:
Net investment income	(0.045)	(0.017)	(0.000)[1]	(0.000)[1]	(0.014)
Net realized gain/(loss) on investments	(0.000)[1]	—	(0.000)[1]	—	—
TOTAL DISTRIBUTIONS	(0.045)	(0.017)	(0.000)[1]	(0.000)[1]	(0.014)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	4.61%	1.70%	0.01%	0.04%	1.45%
Supplemental Data:
Net assets, end of period (000’s omitted)	$21,612,297	$20,906,825	$25,924,540	$24,815,633	$22,238,699

Ratios to Average Net Assets:
Expenses before waivers	0.71%	0.70%	0.69%	0.68%	0.69%
Expenses net of waivers	0.71%	0.62%	0.06%	0.25%	0.69%
Net investment income	4.52%	1.59%	0.01%	0.04%	1.44%

1	Represents less than $0.0005 per share.
2
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

27

Financial Highlights – Retirement Shares

	Year Ended February 28 or 29,
Per Share Operating Performance	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Increase/(Decrease) in Operations:
Net investment income	0.045	0.017	0.000 [1]	0.000 [1]	0.014
Net realized gain/(loss) on investments	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
TOTAL FROM INVESTMENT OPERATIONS	0.045	0.017	0.000 [1]	0.000 [1]	0.014
Less Distributions From:
Net investment income	(0.045)	(0.017)	(0.000)[1]	(0.000)[1]	(0.014)
Net realized gain/(loss) on investments	(0.000)[1]	—	(0.000)[1]	—	—
TOTAL DISTRIBUTIONS	(0.045)	(0.017)	(0.000)[1]	(0.000)[1]	(0.014)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	4.61%	1.69%	0.01%	0.04%	1.42%
Supplemental Data:
Net assets, end of period (000’s omitted)	$8,458,935	$8,233,171	$9,958,845	$10,242,585	$7,556,180

Ratios to Average Net Assets:
Expenses before waivers	1.25%	1.13%	1.04%	1.05%	1.15%
Expenses net of waivers	0.72%	0.63%	0.06%	0.25%	0.72%
Net investment income	4.51%	1.58%	0.01%	0.03%	1.41%

1	Represents less than $0.0005 per share.
2
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

28

An SAI dated July 1, 2024, as it may be amended from time to time, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the SAI and Annual and Semi-Annual Reports to shareholders as they become available. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your Edward Jones financial advisor or the Fund at 1-800-441-2357.
These documents are also available without charge on the Edward Jones website at www.edwardjones.com/moneymarket.
You may also access shareholder reports and other Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by contacting the SEC by email at publicinfo@sec.gov.
Edward Jones Money Market Fund
12555 Manchester Road
Saint Louis, Missouri 63131
1-800-441-2357
www.edwardjones.com

Investment Company Act File No. 811-2993
CUSIP 48019P102
CUSIP 48019P201

Statement of Additional Information

July 1, 2024

Edward Jones Money Market Fund
Share Class	Ticker

This Statement of Additional Information (“SAI”) is not a Prospectus. You should read this SAI in conjunction with the Prospectus for Edward Jones Money Market Fund (the “Fund”), dated July 1, 2024, as it may be amended from time to time.

Investment	JNSXX
Retirement	JRSXX

This SAI incorporates by reference to the Fund’s Annual Report. You may obtain the Prospectus or the Annual Report and Semiannual Report without charge by contacting your Edward D. Jones & Co., L.P. (“Edward Jones”) financial advisor, by calling the Fund at 1-800-441-2357, or online at www.edwardjones.com/moneymarket.
Contents
		2	The Fund
		2	Investment Objective and Principal Investment Strategies
		6	Investment Risks
		11	Investment Policies
		13	Determining Value of Securities
		14	Distributor
		15	Redemptions In-Kind
		16	Massachusetts Partnership Law
		16	Account and Share Information
		16	Tax Information
		22	Trustees and Officers
		30	Investment Adviser
		32	Sub-Adviser
		40	Portfolio Holdings Information
		41	Brokerage Transactions and Investment Allocation
		42	Custodian and Administrative Services Provider
		42	Transfer Agent and Dividend Disbursing Agent
		42	Independent Registered Public Accounting Firm
		42	Financial Information
		43	Addresses

Edward Jones Money Market Fund 12555 Manchester Road Saint Louis, Missouri 63131 1-800-441-2357 www.edwardjones.com/moneymarket Edward D. Jones & Co., L.P., Distributor

THE FUND

The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on January 9, 1980. The Board of Trustees (the “Board” or “Trustees”) has established two classes of shares of the Fund, known as Investment Shares and Retirement Shares (collectively, “Shares”). This SAI relates to both classes of Shares. The Fund’s investment adviser is Olive Street Investment Advisers, LLC (“Adviser” or “Olive Street”). The Fund’s investment sub-adviser is Federated Investment Management Company (“Sub-adviser”).

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per Share. The Fund’s investment objective is stability of principal and current income consistent with stability of principal.

The Fund operates as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940, as amended (the “1940 Act”). A “government money market fund” is required to invest at least 99.5% of its total assets in cash, Government Securities (as defined below), repurchase agreements that are collateralized fully by cash or Government Securities, and/or shares of other “government money market funds.” Government Securities are obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, or its agencies or instrumentalities.

As a “government money market fund,” the Fund’s Board may elect to impose liquidity fees in the future, consistent with Rule 2a-7 and after providing appropriate notice to shareholders. The Board has not elected to do so at this time.

Certain of the Government Securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans, or other benefits. The Fund may also invest in Government Securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in Government Securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support, such as those issued by the Federal Farm Credit System. Certain Government Securities are variable or floating rate securities, meaning that such obligations provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Rule 2a-7 governs the maturity, quality, liquidity, and diversification of money market fund investments. Under these requirements, the Fund must maintain a dollar-weighted average maturity (“WAM”) of 60 days or less and a dollar-weighted average life (“WAL”) to maturity of 120 days or less, and will only acquire securities maturing in 397 days (approximately 13 months) or less.

Description of Permitted Investments

The principal securities or other investments in which the Fund invests are described above. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective.

The following discussion provides additional information about the Fund’s principal investment strategies and related risks, as well as information about non-principal investment strategies (and related risks) that the Fund may utilize. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, is considered by the Fund to be a non-principal strategy (or related risk).

Treasury Securities

Treasury securities, including U.S. Treasury Inflation Protected Securities, are fixed-income securities that are direct obligations of the federal government of the United States.

Government Securities

Government Securities are fixed-income securities issued or guaranteed by the U.S. government or a federal agency or instrumentality acting under federal authority, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

Some Government Securities, including those issued by Ginnie Mae, are supported by the full faith and credit of the United States, and are guaranteed only as to the timely payment of interest and principal. Other Government Securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Freddie Mac, Fannie Mae and Tennessee Valley Authority in support of such obligations.

Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.

Certain Government Securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risk.

Certain Government Securities are variable or floating rate securities, meaning that such obligations provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

If the total public debt of the U.S. government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt when due. Unsustainable debt levels can decline the valuation of currencies, can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns and can contribute to market volatility.

An increase in the U.S. national debt levels has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, a major rating agency lowered its long term sovereign credit rating of the U.S. government. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.

Additional Information Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae, which establish the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the U.S. Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the U.S. Treasury’s obligations.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments in Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (“NRSROs”) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (“GSEs”), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.

Zero-Coupon Securities

Certain Government Securities in which the Fund invests are zero-coupon securities. Zero-coupon securities are fixed-income securities that do not pay interest or principal until final maturity, unlike fixed-income securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risk of a zero-coupon security.

Government Mortgage-Backed Securities (“government MBS”)

A government MBS is a type of pass-through fixed-income security, which is a pool of fixed-income securities repackaged as interests that pass principal and interest through an intermediary to investors. In the case of government MBS, the ownership interest is issued by a trust and represents participation interests in pools of adjustable and fixed-rate mortgage loans. Government MBS are issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities). Unlike conventional debt obligations, mortgage-backed securities (“MBS”) provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Most government MBS make these payments monthly; however, certain MBS are backed by mortgage loans which do not generate monthly payments but rather generate payments less frequently.

Investments in government MBS expose the Fund to interest rate, prepayment and credit risks.

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Sub-adviser.

The Fund’s custodian or sub-custodian will take possession of the securities subject to repurchase agreements plus a certain amount of securities or cash in excess of the securities subject to repurchase. The securities and any cash held by the Fund serve as collateral for the counterparty’s obligations. The Sub-adviser or sub-custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

The Fund may enter into repurchase agreements in which eligible securities and any cash collateral are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Sub-adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and other clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

Repurchase agreements are subject to counterparty credit risk.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

In accordance with the requirements of Section 18 of the 1940 Act, any borrowings by the Fund, including reverse repurchase agreements, will be made only to the extent the value of the Fund’s total assets (including the amount borrowed, less liabilities exclusive of borrowings) is equal to at least 300% of all of its borrowings, with an exception for temporary borrowings not in excess of 5% of the Fund’s total assets at the time of the borrowing.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

The Derivatives Rule permits the Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security entered into by the Fund does not satisfy those requirements, the Fund would need to comply with the Derivatives Rule with respect to its when-issued or delayed delivery transactions, which are considered derivatives transactions under the Derivatives Rule.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including securities of money market funds advised by the Sub-adviser, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. Such securities will be acquired by the Fund within the limits of the 1940 Act, the rules and regulations thereunder or any exemption therefrom. The other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Sub-adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

Evaluation of Environmental, Social and Governance (“ESG”) Factors

As part of analysis in its security selection process, among other factors, the Sub-adviser also evaluates whether ESG factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. The Sub-adviser may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors on ESG topics. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by the Sub-adviser as an additional input in its security selection process. The Sub-adviser does not take ESG factors into consideration for every issuer or guarantor it evaluates.

INVESTMENT RISKS

There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information with respect to a principal risk factor referenced in the Prospectus or information with respect to a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Prepayment Risk

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on government MBS include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding government MBS.

For example, when interest rates decline, the values of government MBS generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on government MBS.

Conversely, when interest rates rise, the values of government MBS generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of government MBS, and cause their value to decline more than traditional fixed-income securities.

Generally, government MBS compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a government MBS and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the government MBS to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Risk Associated with the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Sub-adviser and accounts managed by affiliates of the Sub-adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

Liquidity Risk

Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. An inability to sell portfolio securities may result from adverse market developments or investor perceptions regarding the portfolio securities. While the Fund endeavors to maintain a high level of liquidity in its portfolio so that it can satisfy redemption requests, the Fund’s ability to sell portfolio securities can deteriorate rapidly due to credit events affecting particular issuers or credit enhancement providers, or due to general market conditions and a lack of willing buyers.

Interest Rate Risk

Debt securities are interest-bearing investments that promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by changes in interest rates than shorter-term securities.

During low or negative interest rate environments, it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). Such conditions may also have an adverse impact on the Fund’s ability to maintain a stable NAV of $1 per share (see additional information below under “Negative Interest Rates”). Alternatively, a general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from the Fund. Heavy redemptions could cause the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Changes in monetary policy made by central banks and/or their governments or changes in economic conditions may affect the level of interest rates, which could have sudden or unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility and reduced liquidity in the money market securities markets, which could make it more difficult for the Fund to sell its investments at a time when it may be advantageous to do so and could cause the value of the Fund’s investments to decline, potentially suddenly and significantly.

Negative Interest Rates. Certain debt instruments have traded at negative yields. A negative yield could be generated by a negative interest rate policy, which is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. A negative yield could also be due to excess demand for or scarce supply of a certain security. Negative interest rates may become more prevalent. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1 per share. In a prolonged environment of low to negative interest rates, the Trustees may consider taking various actions, including enacting mechanisms to seek to maintain a stable NAV per share at $1.00, and discontinuing use of the amortized cost method of valuation to maintain a stable NAV of $1 per share and establishing a fluctuating NAV rounded to four decimal places by using available market quotations or equivalents. There is no assurance such measures will result in a stable NAV per share of $1.00.

Adjustable Rate Obligations. Interest rate on adjustable rate obligations may be floating or variable. For certain adjustable-rate obligations, the rate rises and declines based on the movement of a reference index of interest rates and is adjusted periodically according to a specified formula. Adjustable-rate securities generally are less sensitive to interest rate changes, but may lose value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, adjustable-rate securities generally will not increase in value if interest rates decline. When the Fund holds adjustable-rate securities, a reduction in market or reference interest rates will reduce the income received from such securities.

Adjustable-rate obligations include floating- and variable-rate obligations. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals, while the interest rate on floating-rate obligations is adjusted when the rate on the underlying index changes. These obligations typically have long-stated maturities and may have a conditional or unconditional demand feature that permits the holder to demand payment of principal at any time or at specified intervals.

Risk Related to the Economy

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events could disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. Although the immediate effects of the COVID-19 pandemic have dissipated, global markets and economies continue to contend with the ongoing and long-term impact of the COVID-19 pandemic and the resultant market volatility and economic disruptions. It is unknown how long events related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may arise from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Russia’s actions and the resulting responses by the United States and other countries could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States and the United Kingdom have banned oil and other energy imports from Russia, and the European Union has banned most Russian crude oil imports and refined petroleum products, with limited exceptions. The extent and duration of Russia’s military actions or future escalation of such hostilities, and the extent and impact of the resulting sanctions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.

Similarly, escalations beginning in October 2023 of the ongoing Israel-Hamas conflict present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, the Red Sea crisis has led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to affected issuers.

Cybersecurity, Operational, and Business Continuity Risk

Like other funds and business enterprises, the increasing use of technology and computer systems in general and, in particular, the Internet and other electronic media to conduct necessary business functions exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential information security, operational and related risks or incidents (collectively, “cyber-events”).

Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders or third parties, including cybercriminals, competitors, nation-states and “hacktivists,” among others. Recent global events such as the military conflict between Russia and Ukraine, and resulting economic sanctions by the U.S. and other countries against certain Russian individuals and companies, could also drive a rise in retaliatory cyber-events in Europe and other parts of the world, including the U.S.

Cyber-events may include, for example, phishing, use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events from time to time. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.

Cyber-events can affect, potentially in a material way, the Fund’s relationships with its clients, customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.

The Fund’s Adviser, Sub-adviser and their relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser and Sub-adviser employ various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. However, there is no guarantee that the efforts of the Fund’s Adviser, Sub-adviser or their affiliates, or other service providers, will succeed, either entirely or partially as there are inherent limits on the Fund’s ability to prevent or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, Sub-adviser and their relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.

The Fund and its service providers are also subject to risks associated with technological and operational disruptions or failures arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in Fund Shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and the Fund and its shareholders may bear costs tied to these risks.

The Fund and its service provides are also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Fund and its service providers and their ability to conduct business and process transactions. Although the Fund and its service providers have business continuity plans, it is possible that the plans may not operate as intended or required and that the Fund and/or it service providers may not be able to provide required services, process transactions, deliver documents or calculate its NAV. It is also possible that service levels may decline as a result of such events.

In addition to direct impacts to shareholders, cyber security and other events described above may result in adverse impacts to the Fund, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Fund may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Fund in enhancing and upgrading computer systems and systems security following a cyber-event or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Fund and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Fund and its service providers have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Fund cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers.

Regulatory Risk

The SEC adopted changes to the rules that govern money market funds in July 2023. These changes include, among other things: (1) removing a fund’s ability to impose a temporary suspension of redemptions (except under extraordinary circumstances as part of a liquidation); (2) allowing a money market fund’s board or its delegate to charge liquidity fees when it determines such fee would be in the best interests of the fund; (3) requiring institutional prime and institutional tax-exempt money market funds to charge mandatory liquidity fees when the fund’s net redemptions exceed certain levels; (4) substantially increasing the required minimum levels of liquid assets a fund must hold; (5) permitting stable NAV money market funds to institute a reverse distribution mechanism (RDM) or similar mechanisms during a negative interest rate environment to maintain a stable $1.00 share price (as explained further below); and (6) enhancing reporting requirements for all money market funds. Although government money market funds are not subject to all of the money market rule changes, any applicable changes could impact the Fund’s operations, performance, yields and operating expenses.

Because the Fund operates as a money market fund and seeks to maintain a stable $1.00 price per share, a low or negative interest rate environment could impact the Fund’s ability to maintain a stable $1.00 share price. If the Fund has a negative gross yield as a result of negative interest rates (a “negative interest rate event”), the Fund may reduce the number of shares outstanding on a pro rata basis through an RDM to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and the Fund’s organizational documents and subject to a determination by the Board that implementing an RDM is in the best interests of the Fund and its shareholders. Alternatively, if the Fund has a negative interest rate event and/or the Board determines that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share, the Board has the right to discontinue the use of a stable NAV of $1.00 per share and establish a fluctuating NAV per share rounded to four decimal places. If the Fund uses an RDM, the Fund will maintain a stable price per share, despite losing value, by reducing the number of its outstanding shares. Investors in the Fund would experience a stable share price but a declining number of shares for their investment. This means that such an investor would lose money when the Fund implements an RDM and cancels the investor’s shares. If the Fund converts to a fluctuating NAV under these circumstances, the Fund’s losses will be reflected through a declining share price. The Fund will provide notification to shareholders if the Fund decides to use an RDM or convert to a fluctuating NAV. Due to the lack of guidance regarding the use of an RDM, the tax consequences of using an RDM to the Fund and the shareholders is unclear. Shareholders should discuss any tax implications of the Fund implementing an RDM or converting to a fluctuating NAV with their tax adviser.

INVESTMENT POLICIES

Diversification of Investments

The Fund is a “diversified company” within the meaning of the 1940 Act and is subject to any rules, regulations or interpretations thereunder.

Selling Short and Buying on Margin

The Fund will not purchase any money market instruments on margin or sell any money market instruments short but it may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

Borrowing Money

The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. The Fund will liquidate any such borrowings as soon as possible. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

Pledging Assets

The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, as amended in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

Lending Cash or Securities

The Fund will not lend any of its assets (except that it may purchase or hold money market instruments, to include repurchase agreements and variable amount demand master notes, permitted by the investment objective and policies).

Issuing Senior Securities

The Fund will not issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Fund.

Concentration of Investments

The Fund will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry.

However, investing in bank instruments such as time and demand deposits and certificates of deposit, Government Securities or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry.

Investing in Commodities or Real Estate

The Fund will not invest in commodities, commodity contracts or real estate, except that it may purchase money market instruments issued by companies that invest in or sponsor interests therein.

The above policies cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Acquiring Securities

The Fund will not acquire the voting securities of any issuer. It will not invest in securities of a company for the purpose of exercising control or management.

Investing in Restricted Securities

The Fund may invest in restricted securities. Restricted securities are any securities that are subject to restrictions on resale under federal securities law. The Fund may invest without limitation in restricted securities which are determined to be liquid under criteria established by the Board. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to not more than 5% of its total assets.

Additional Non-Fundamental Policy

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in: (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully. Government money market funds are exempt from requirements relating to the imposition of liquidity fees.

Additional Information

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and rules and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

DETERMINING VALUE OF SECURITIES

The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles (“GAAP”) in the United States of America. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund, computed by dividing the annualized daily income on the Fund’s portfolio by the NAV, computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7. Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as reducing or withholding any income and gains generated by the Fund, redeeming in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

DISTRIBUTOR

Edward Jones, a Missouri limited partnership, 12555 Manchester Road, St. Louis, MO 63131, serves as the principal underwriter and distributor (the “Distributor”) of the Fund pursuant to a distribution agreement between Edward Jones and the Fund. The Distributor offers Shares on a continuous, best-efforts basis exclusively to clients of Edward Jones. The Fund is sold largely as a “sweep” investment for otherwise uninvested cash in Edward Jones’ clients’ accounts. Edward Jones may establish its own terms and eligibility requirements for its clients’ use of the Fund as a “sweep” investment vehicle. Potential investors should contact Edward Jones for additional details about whether they are eligible to invest in the Fund. The Adviser and Edward Jones are each wholly-owned subsidiaries of The Jones Financial Companies, L.L.L.P.

Payments to Edward Jones

The Fund pays 12b-1 fees and administrative shareholder service fees as described below to Edward Jones. See the “Transfer Agent and Dividend Disbursing Agent” section of the SAI for information on other fees paid to Edward Jones.

Rule 12b-1 Plan

The Board has adopted a Distribution Plan with respect to the Investment Shares and Retirement Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts expended under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares of the applicable class of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale.

Under the Plan, the Distributor will receive 0.25% of the average daily net assets of the Investment Shares and Retirement Shares as compensation for shareholder services, distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund); promotional and incentive programs; and such other marketing expenses that the Distributor may incur. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor. The Fund intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

For the fiscal year ended February 29, 2024, the Fund paid the Distributor the following 12b-1 fees pursuant to the Plan:

12b-1 Fees Paid
Share Class	2024
Investment Shares	$50,930,463
Retirement Shares	$19,712,903

Amended and Restated Administrative Shareholder Services Plan

The Fund has adopted an amended and restated administrative shareholder services plan under which an administrative shareholder service fee of 0.15% of the average daily net assets of Investment Shares and Retirement Shares of the Fund may be paid to Edward Jones. Under the plan, Edward Jones may perform certain administrative shareholder service activities or similar non-distribution services, including: (i) providing sweep administrative services, including but not limited to, the automated purchase and sale of Fund Shares within client accounts and related account reconciliations; (ii) providing banking administrative services, including but not limited to, daily reconciliation and settlement functions associated with client banking transactions; the processing of check writing applications, signature card updates, debit card applications, fee reversals, and stop payment requests; the review of irregular signatures on checks; and communications with branch offices regarding insufficient fund transactions; (iii) providing such other administrative shareholder service activities or similar non-distribution services as the Fund may reasonably request to the extent that a service provider is permitted to do so under applicable statutes, rules and regulations; and (iv) maintaining the necessary infrastructure, personnel and facilities to support any such administrative shareholder service activities or similar non-distribution services provided under the plan.

For the fiscal year ended February 29, 2024, the Fund paid the following amounts in administrative shareholder service fees to Edward Jones:

Administrative Shareholder Service Fees Paid
Share Class	2024
Investment Shares	$30,558,278
Retirement Shares	$11,827,742

REDEMPTIONS IN-KIND

Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

A redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund’s obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

Voting Rights

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Fund have equal voting rights, except in matters affecting only a particular class; in that instance only Shares of that class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund’s outstanding Shares.

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shares.

As of May 31, 2024, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	Class of Shares	% Ownership	Type of Ownership
Edward D. Jones & Co., L.P. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	Investment Shares	100%	Record
Edward D. Jones & Co., L.P. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	Retirement Shares	100%	Record

TAX INFORMATION

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

You are urged to consult with your own tax advisor regarding your investment in the Fund.

Qualification as a Regulated Investment Company

The Fund has elected and intends to continue to qualify to be treated as a regulated investment company (“RIC”). By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, Government Securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting interest, in the securities (other than Government Securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received dividends to the extent of the Fund’s current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax

Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax but can make no assurances that such tax will be completely eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders

The Fund receives income generally in the form of interest. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, even though the distributions are automatically reinvested in additional Shares. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders, which are currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. Because the Fund’s income is generally in the form of interest, no portion of the Fund’s distributions is expected to be eligible for the corporate dividends received deduction or for the lower tax rates on qualified dividend income.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest

Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). Such treatment of Section 163(j) Interest Dividends by a shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Although dividends generally will be treated as distributed when paid, dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

The Fund’s shareholders will be notified annually by the Fund (or their brokers) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. Shareholders who have not held Fund Shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

Sales, Exchanges or Redemptions

It is anticipated that the Fund will maintain a constant price per Share and that shareholders will not generally realize gain or loss with respect to such Shares. Any gain or loss recognized on a sale, exchange, or redemption of Shares of the Fund by a shareholder who holds shares as a capital asset will generally be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of Shares of the Fund).

Taxation of Fund Investments

Certain of the Fund’s investments may be subject to complex provisions of the Code that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC Distribution Requirement and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Sub-adviser might not otherwise have chosen to do so. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its eligibility for treatment as a RIC.

With respect to investments in zero-coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Sub-adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a Real Estate Investment Trust that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s Shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Backup Withholding

The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors

Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. The Fund will not pay any additional amounts in respect to any amounts withheld. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes

Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such Shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund.

Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by Government Securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

TRUSTEES AND OFFICERS

The Board oversees the overall management of the Fund, including general oversight of the investment activities of the Fund. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. The current Trustees and officers of the Fund, their year of birth, position with the Fund, term of office with the Fund and length of time served, and their principal occupation and other directorships for the past five years are set forth below. The address of each person listed is c/o Edward Jones Money Market Fund, 12555 Manchester Road, St. Louis, Missouri 63131.

As of May 31, 2024, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Fund(1)

Jean E. Carter (Born: 1957)	Trustee	Indefinite Term; Since April 2022	Retired; Director of Investment Management Group for Russell Investment Group (1982-2005).	16	Trustee, Brandes U.S. registered mutual funds (2008-2020).
Craig A. Griffith (Born: 1958)	Trustee	Indefinite Term; Since April 2022	Retired; Partner at Sidley Austin LLP (1998-2019).	16	None.

Timothy J. Jacoby (Born: 1952)	Trustee	Indefinite Term; Since January 2017	Retired; Partner at Deloitte & Touche LLP (2000-2014).	16	Audit Committee Chair, Perth Mint Physical Gold ETF (AAAU) (2018-2020); Independent Trustee, Exchange Traded Concepts Trust (18 funds) (2014-present); Exchange Listed Funds Trust (19 funds) (2014-present).

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years

Michelle M. Keeley (Born: 1964)	Trustee	Indefinite Term; Since April 2022	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002-2010).	16	Independent Director, American Equity Life Holding Company (2020-2022); Independent Director, Federal Home Loan Bank of Des Moines (2015-2021).

Maureen Leary-Jago (Born: 1957)	Trustee	Indefinite Term; Since January 2017	Retired; Senior Global Advisor at MFS (2004-2016).	16	None.

Heidi Stam (Born: 1956)	Trustee	Indefinite Term; Since April 2022	Retired; Managing Director and General Counsel, Vanguard (2005-2016).	16	Trustee, CBRE Global Real Estate Income Fund (2021-present); Vice Chair, Investor Advisory Committee, U.S. Securities and Exchange Commission (2020-2021); Committee Member, Investor Advisory Committee, U.S. Securities and Exchange Commission (2017-2021); Council Member, National Adjudicatory Council, FINRA (2017-2021).

David D. Sylvester (Born: 1950)	Trustee	Indefinite Term; Since January 2017	Retired; Portfolio Manager at Wells, Fargo & Co. (1979-2015).	16	Trustee, Minnehaha Academy (2017-2022).

John M. Tesoro (Born: 1952)	Chairman (since April 2022) and Trustee	Indefinite Term; Since April 2022	Retired; Partner, KPMG LLP (2002-2012).	16	Independent Trustee, BBH Trust (8 funds) (2014-present); Director, Teton Advisors, Inc., registered investment adviser (2013-2021).

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustees of the Fund(2)

Lena Haas (Born: 1975)	Trustee; Chairperson (October 2018 – April 2022)	Indefinite Term; Since October 2018	Principal, Wealth Management Advice and Solutions, Edward Jones, and General Partner, The Jones Financial Companies, LLLP (January 2022 present); Principal, Products (March 2020-December 2021) and Principal, Banking and Trust Services (November 2017-March 2020) at Edward Jones; Senior Vice President, Head of Investing Product Management and Retirement, E*TRADE Financial and President of E*TRADE Capital Management (2011-2017).	16	Director, Craft Alliance Center of Art and Design.

Merry L. Mosbacher (Born: 1958)	Trustee	Indefinite Term; Since April 2022	Subordinated Limited Partner, The Jones Financial Companies, L.L.L.P. (since 2020); Principal, Edward Jones, and General Partner, The Jones Financial Companies, L.L.L.P. (1986-2019); Associate, Edward Jones (1982-1985).	16	None.
Officers of the Fund

Colleen R. Dean (Born: 1980)	President	Indefinite Term; Since June 2022	Director of Propriety Funds Strategy and Management at Edward Jones (since 2022); Senior Vice President, PIMCO, and Assistant Treasurer or Deputy Treasurer for various PIMCO-sponsored mutual funds (2013-2022); Vice President, Cohen & Steers Capital Management (2006-2013).	N/A	N/A

Aaron J. Masek (Born: 1974)	Treasurer	Indefinite Term; Since January 2017	Director, Finance, Edward Jones (since 2015); Vice President and Treasurer, AQR Funds (2010-2015).	N/A	N/A

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years

Alan J. Herzog (Born: 1973)	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since March 2022	Principal, Compliance, Edward Jones, and General Partner, The Jones Financial Companies, L.L.L.P. (since 2013); Chief Compliance Officer, Anti-Money Laundering Officer and Vice President of the Fund (2015-2019).	N/A	N/A

Evan S. Posner (Born: 1979)	Secretary	Indefinite Term; Since July 2021	Associate General Counsel at Edward Jones (since 2018); Assistant Secretary of the Fund (2019-2021); Vice President, Counsel at Voya Investment Management (2012 – 2018).	N/A	N/A

Gregory M. Rees (Born: 1987)	Assistant Secretary	Indefinite Term; Since December 2022	Associate General Counsel at Edward Jones (since 2021); Assistant Vice President at State Street Bank & Trust Company (2019-2021); Fund Administration Legal Contractor for State Street Bank & Trust Company (2017-2019).	N/A	N/A

(1)   The Trustees of the Fund who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Trustees”).

(2)   Ms. Haas and Ms. Mosbacher are ”interested persons” of the Fund as defined by the 1940 Act by virtue of the fact that they are affiliated persons of the Adviser’s parent company, The Jones Financial Companies, L.L.L.P.

(3)   The Fund Complex includes the Fund and the fifteen series of the Bridge Builder Trust, which are advised by the Adviser. Each Trustee also serves as a Trustee of the Bridge Builder Trust.

Additional Information Concerning the Board of Trustees

The Role of the Board. The Board oversees the management and operations of the Fund. Like all mutual funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the Sub-adviser, the Distributor and the Fund’s custodian, each of which is discussed in greater detail in this SAI. The Board has appointed various senior employees of Edward Jones as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters.

In addition, the Adviser and Sub-adviser provide regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board meetings which are typically held quarterly and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Governance and Nominating Committee and an Audit Committee (which also serves as the Qualified Legal Compliance Committee (“QLCC”)), which are discussed in greater detail below. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the Sub-adviser, the Distributor, or their affiliates. In addition, the Chairman of the Board is an Independent Trustee. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a senior employee of Edward Jones as the President of the Fund. The Board reviews its structure and the structure of its committees annually. The Board has determined that its leadership structure, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise. The leadership structure of the Board may be changed, at any time and at the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Michelle Keeley, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Fund. The Governance and Nominating Committee is comprised of all of the Independent Trustees of the Fund. As set forth in its charter, the Governance and Nominating Committee assists the Board in fulfilling its governance-related responsibilities, including making recommendations regarding the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things. The Governance and Nominating Committee makes recommendations regarding nominations for Independent Trustees and will consider candidates properly submitted by shareholders to fill vacancies on the Board, if any, which must be sent to the attention of the President of the Fund in writing together with the appropriate biographical information concerning each such proposed candidate. For a candidate to be properly submitted by a shareholder, the submission must comply with the notice provisions set forth in the Governance and Nominating Committee Charter and the Fund’s By-Laws. In general, to be considered by the Governance and Nominating Committee, such nominations, together with all required biographical information, any information required to be disclosed about a candidate in the Fund proxy statement or other regulatory filing for the election of Trustees, and any other information requested by the Governance and Nominating Committee that it deems reasonable to its evaluation of the candidate, must be delivered to and received by the President of the Fund at the principal executive offices of the Fund not later than 120 days prior to the shareholder meeting at which any such nominee would be voted on. Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee.

The Governance and Nominating Committee identifies and screens Independent Trustee candidates for nomination and appointment to the Board and submits final recommendations to the full Board for approval. In doing so, the Governance and Nominating Committee takes into account such factors as it considers relevant, including without limitation, educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business and financial matters generally. No one factor is controlling, either with respect to the group or any individual.

In addition to the above, each candidate must: (i) display the highest personal and professional ethics, integrity and values; (ii) have the ability to exercise sound business judgment; (iii) be highly accomplished in his or her respective field; (iv) have relevant expertise and experience; (v) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (vi) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Fund’s business. The Governance and

Nominating Committee reviews its process for identifying and evaluating nominees for trustees annually in connection with the Committee’s review of its charter. The Governance and Nominating Committee met five times during the fiscal year ended February 29, 2024.

Timothy Jacoby, an Independent Trustee, serves as Chair of the Audit Committee of the Fund. The Audit Committee is comprised of all of the Independent Trustees of the Fund. The Audit Committee meets twice a year or more frequently as circumstances dictate. The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund, including by providing independent and objective oversight over the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm retained by the Fund (the “independent auditors”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Fund management and the Board. As part of the Audit Committee, the function of the QLCC is to receive reports from an attorney retained by the Fund of evidence of a material violation by the Fund or by any officer, director, employee or agent of the Fund. The Audit Committee met four times during the fiscal year ended February 29, 2024.

Pursuant to Rule 2a-5 under the 1940 Act, the Trustees have designated the Adviser as the valuation designee for the Fund responsible for determining fair value of securities and in overseeing the comparison of amortized cost valuations to market-based valuations. The Adviser has established a Valuation Committee (the “Valuation Committee”) with members from relevant departments within the Adviser to assist the Adviser in carrying out its responsibilities under Rule 2a-5 and in accordance with the Adviser’s valuation policy and procedures. The Trustees have also authorized the Adviser, as valuation designee for the Fund, to select pricing services to provide fair value evaluations of the current value of certain investments for purposes of monitoring the relationship between market-based valuations and amortized cost valuations. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs and assumptions).

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, liquidity risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Fund’s independent auditors to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board meets quarterly, and otherwise as needed, with the Chief Compliance Officer to discuss compliance, operational and other risks and how they are managed. The Board also receives reports from the Adviser and the Sub-adviser’s portfolio management personnel as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Fund to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualifications, Experience, Attributes or Skills. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, and do not constitute holding out of the Board or any trustee as having any special expertise or experience.

Ms. Haas has held a variety of leadership roles at Edward Jones and other financial services firms, in which she gained extensive experience with mutual funds and other investment products. She also currently serves on the board of a non-profit organization.

Ms. Mosbacher has significant financial services and mutual fund experience as a Principal of Edward Jones for over 33 years. Prior to her retirement in December 2019, she served as a Principal in the following areas at Edward Jones: Branch Team Inclusion & Diversity; Packaged Products Strategy; Insurance & Annuity Products; and Investment Banking. She also has experience as a director on several non-profit boards and the Insured Retirement Institute.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee. She joined Russell Investment Group in 1982. Ms. Carter has also served as an Independent Trustee on the board of another registered investment company overseeing multiple funds. She is a previous Chair of that board. These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Mr. Griffith has substantial experience with the financial services industry and with federal securities laws and regulations. Mr. Griffith was a partner in the Global Finance Group of Sidley Austin LLP. His practice focused on securitization and structured finance, which encompassed term and conduit executions involving a variety of assets. Mr. Griffith worked on large, complex industrial/consumer transactions, including direct asset purchases, master trusts, and whole business securitizations for clients that included commercial and investment banks, insurance companies, and other financial institutions.

Mr. Jacoby has over 40 years of combined public accounting and investment management industry experience, which he has gained through various leadership roles at audit and investment management firms, with industry associations and on the boards of other registered funds. Mr. Jacoby has been determined to qualify as an Audit Committee Financial Expert for the Fund and Bridge Builder Trust. The Board believes Mr. Jacoby’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Fund.

Ms. Keeley has significant financial services and mutual fund experience as an executive vice president for Ameriprise Financial Services, Inc. where she was responsible for managerial oversight for fixed income portfolio management, research and trading as well as the value and mid-cap growth equity portfolio management and research teams. As an Executive Vice President at Ameriprise, Ms. Keeley also served on the Balance Sheet Management Committee and Capital Markets Committee. She has over 25 years of experience in the mutual fund industry. Ms. Keeley also has experience as a director on several corporate and non-profit boards, including currently serving as a director of Graywolf Press. She previously served as a director of American Equity Life Holding Company (“American Equity Life”) and served on the Executive Compensation and Talent Committee, and as Chair of the Investment Committee, of the board of directors of American Equity Life. Ms. Keeley also previously served as a director of the Federal Home Loan Bank of Des Moines (“FHLB”), Chair of the FHLB Board’s Finance and Planning Committee and Chair of the FHLB Board’s Human Resources and Compensation Committee.

Ms. Leary-Jago has gained experience with multiple aspects of the investment management industry, including operations, risk management and compliance, through various leadership roles at investment management firms and with industry associations.

Ms. Stam has significant experience as a managing executive and general counsel of Vanguard, a registered investment adviser, and the Vanguard mutual funds, and as an Associate Director of the SEC’s Division of Investment Management. She also serves as a trustee of the CBRE Global Real Estate Income Fund, a closed-end fund listed on the New York Stock Exchange. Ms. Stam has substantial experience in and knowledge of the investment management industry, investment company and investment adviser regulation and operations, shareholder relations and fund governance, which provides her with important perspectives on the operation and management of the Fund.

Mr. Sylvester managed short-term funds and money market funds for over 40 years. During that time, he was responsible for a large money market fund complex, and played a lead role in the complex’s response to money market fund reform, as well as numerous money market fund acquisitions and mergers.

Mr. Tesoro has extensive experience in internal control and risk assessments, including compliance issues related to the Investment Company Act of 1940 and Investment Advisers Act of 1940. He worked in public accounting for 38 years, primarily auditing mutual funds and registered investment advisers. From 1995-2002, he was the Partner-in-Charge of Arthur Andersen LLP’s US Investment Management Industry Program. Mr. Tesoro joined KPMG LLP in 2002 as a partner and continued to work with numerous financial institutions. Mr. Tesoro serves as an Independent Trustee and Audit Committee Chair on the Board of Trustees of the BBH Trust (a mutual fund complex). Mr. Tesoro has been determined to qualify as an Audit Committee Financial Expert for the Fund and Bridge Builder Trust. The Board believes Mr. Tesoro’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Fund.

Trustee Ownership of Portfolio Shares

The following table provides information, as of December 31, 2023, regarding the dollar range of beneficial ownership by each Trustee (i) in the Fund and (ii) on an aggregate basis, in the Edward Jones family of investment companies, which includes the Fund and each series of Bridge Builder Trust. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Trustee	Edward Jones Money Market Fund	Aggregate Ownership in the Family of Investment Companies (1)
Jean E. Carter	None	Over $100,000
Craig A. Griffith	None	Over $100,000
Timothy Jacoby	None	Over $100,000
Michelle M. Keeley	None	Over $100,000
Maureen Leary-Jago	None	Over $100,000
Heidi Stam	None	Over $100,000
David D. Sylvester	None	Over $100,000
John M. Tesoro	None	Over $100,000
Lena Haas	Over $100,000	Over $100,000
Merry L. Mosbacher	Over $100,000	Over $100,000
(1) The family of investment companies includes the Fund and all series of Bridge Builder Trust.

Compensation

The Independent Trustees each receive an annual retainer and per meeting fees (plus reimbursement of expenses) for Board meeting attendance. In addition, each Committee Chair and the Board Chair receives an additional annual retainer. This compensation (and reimbursement of expenses) is allocated pro rata among the various series comprising the Bridge Builder Trust and the Fund based on the relative net assets of the Fund and each series of Bridge Builder Trust. The Independent Trustees each also may receive additional per meeting fees from the Fund and the applicable series of Bridge Builder Trust for certain special Board or Committee meetings. The Fund has no pension or retirement plan.

Set forth below is the compensation earned by the Trustees from the Fund and, in the aggregate, from the Fund and Bridge Builder Trust (together, the “Fund Complex”). Compensation information is provided for the fiscal year ended February 29, 2024.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees

Jean E. Carter, Independent Trustee	$53,879	N/A	N/A	$312,500

Craig Griffith, Independent Trustee	$53,879	N/A	N/A	$312,500

Timothy Jacoby, Independent Trustee	$58,188	N/A	N/A	$337,500

Michelle M. Keeley, Independent Trustee	$58,188	N/A	N/A	$337,500

Maureen Leary-Jago, Independent Trustee	$53,879	N/A	N/A	$312,500

Heidi Stam, Independent Trustee	$53,879	N/A	N/A	$312,500

David D. Sylvester, Independent Trustee	$53,879	N/A	N/A	$312,500

John M. Tesoro, Independent Trustee	$62,496	N/A	N/A	$362,500

Lena Haas, Interested Trustee(1)	None	N/A	N/A	None

Merry L. Mosbacher, Interested Trustee(1)	None	N/A	N/A	None

(1)  The Interested Trustees do not receive compensation from the Fund for their service as Trustees. The Interested Trustees receive compensation from Edward Jones or an affiliate of Edward Jones for their service as Trustees.

(2)  The “Fund Complex” consists of the Fund and each series offered by Bridge Builder Trust.

INVESTMENT ADVISER

Olive Street, a Securities and Exchange Commission (“SEC”) registered investment adviser with its principal place of business located at 12555 Manchester Road, St. Louis, Missouri 63131, serves as investment adviser and administrator to the Fund pursuant to an Investment Management and Administration Agreement

with the Fund dated November 2, 2022 (the “Advisory Agreement”). The Adviser was formed as a Missouri limited liability company in 2012 and is a wholly-owned subsidiary of The Jones Financial Companies, L.L.L.P. Prior to November 2, 2022, Passport Research, Ltd. (the “Predecessor Adviser”), an affiliate of the Adviser, served as the investment adviser and administrator to the Fund.

Advisory Agreement with the Fund

As the Adviser, Olive Street has overall supervisory responsibility for the general management and investment of the Fund’s investment portfolio and, subject to review and approval by the Board, sets the Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of the Sub-adviser. For its investment advisory and administrative services, the Adviser receives an annual fee of 0.20% of the Fund’s average daily net assets, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, which is the same management fee rate that was payable to the Predecessor Adviser for its investment advisory and administrative services to the Fund.

The Fund and Olive Street will each bear its respective costs and expenses of performing its obligations under the Advisory Agreement. The Fund shall reimburse Olive Street for its reasonable out-of-pocket expenses incurred in connection with the Advisory Agreement. In addition, the Fund will reimburse Olive Street for any other reasonable expenses not contemplated by the Advisory Agreement that Olive Street may incur on the Fund’s behalf, at the Fund’s request or with the Fund’s consent. With respect to the Fund’s operations, Olive Street will be responsible for (1) providing the personnel, office space and equipment reasonably necessary to perform its obligations under the Advisory Agreement; and (2) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Olive Street.

Under the Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties on the part of Olive Street, Olive Street would not be subject to liability for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, including, for any error of judgment, for any mistake of law or any other act or omission by Olive Street.

The Advisory Agreement may continue from year to year after an initial two-year term, if specifically approved at least annually by the Board, or by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated (i) by the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days’ written notice to Olive Street; and (ii) by Olive Street upon sixty (60) days’ written notice to the Fund.

The Adviser has contractually agreed to waive fees and/or reimburse Fund operating expenses to the extent necessary to limit the Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes, and extraordinary or non-routine expenses) to an annual rate of 0.72% of the average daily net assets of the Fund’s Investment Shares and Retirement Shares (the “Expense Limitation Agreement”). Any payment made by the Adviser in connection with the Expense Limitation Agreement is subject to recoupment by the Adviser in the three-year period following the payment, if (i) requested by the Adviser, and (ii) the aggregate amount actually paid by a class of the Fund toward operating expenses (taking into account other recoupments) does not exceed the expense cap (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of recoupment.

This Expense Limitation Agreement will remain in effect until June 30, 2025, and may only be changed or eliminated with the approval of the Board during such period. The Expense Limitation Agreement shall be automatically renewed for successive one-year periods thereafter unless Olive Street provides the Fund with written notice of its election to not renew the agreement at least 60 days prior to the end of the current one-year term.

In addition to the Expense Limitation Agreement, the Adviser and/or its affiliates have agreed to voluntarily reimburse expenses (except fees paid to the Sub-adviser and Sub-Administrator) or waive all or a portion of its fees for the Fund to the extent necessary to seek to maintain a positive yield for the Fund (the “Adviser Voluntary Reduction”). The Adviser Voluntary Reduction is not subject to recoupment and can be discontinued at any time. There is no guarantee that the Adviser Voluntary Reduction will continue or that the Fund will be able to maintain a positive yield.

SUB-ADVISER

Federated Investment Management Company

Pursuant to the terms of an amended and restated Sub-Advisory and Sub-Administration Agreement dated November 2, 2022 (the “Sub-Advisory Agreement”) and subject to the supervision of the Adviser and the Board, the Sub-adviser, a wholly owned subsidiary of Federated Hermes, Inc., located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, provides sub-advisory services to the Fund, including buying and selling portfolio securities, and Federated Administrative Services (“FAS” or “Sub-Administrator”), an affiliate of the Sub-adviser, provides sub-administrative services to the Fund. Federated Advisory Services Company, an affiliate of the Sub-adviser, provides certain support services to the Sub-adviser. The fee for these services is paid by the Sub-adviser and not by the Fund.

Sub-Advisory Agreement

Under the Sub-Advisory Agreement, the Sub-adviser serves as the investment sub-adviser for the Fund, makes investment decisions for the Fund and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Adviser and the Board.

For the sub-advisory and sub-administrative services provided pursuant to the Sub-Advisory Agreement, the Sub-adviser receives directly from the Fund an aggregate annual fee, which is calculated daily and paid monthly, based on the average daily net assets of the Fund. Under the Advisory Agreement, for the purposes of compensation payable to Olive Street, the Fund will be deemed to have paid Olive Street and Olive Street will be deemed to have received an amount equal to any payment made by the Fund directly to the Sub-adviser/FAS under the Sub-Advisory Agreement.

Each of the parties will bear its respective costs and expenses of performing its obligations under the Sub-Advisory Agreement. Olive Street shall reimburse (or cause the Fund to reimburse) FAS as sub-administrator for its reasonable out-of-pocket expenses incurred in connection with the Sub-Advisory Agreement. In addition, Olive Street will reimburse (or cause the Fund to reimburse) the Sub-adviser/FAS for any other reasonable expenses not contemplated by the Sub-Advisory Agreement that the Sub-adviser/FAS may incur on Olive Street’s or the Fund’s behalf, or Olive Street’s or the Fund’s request, or with Olive Street’s or the Fund’s consent.

Under the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties on the part of the Sub-adviser or FAS, neither the Sub-adviser nor FAS will be subject to liability for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, including, for any error of judgment, for any mistake of law or any other act or omission by the Sub-adviser or FAS.

The Sub-Advisory Agreement may continue from year to year after an initial two-year term, if specifically approved at least annually by the Board, or by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated (i) by the Sub-adviser/FAS upon sixty (60) days’ written notice to Olive Street and the Fund; and (ii) by Olive Street or the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days’ written notice to the Sub-adviser/FAS.

Sub-Sub-Advisory Agreement with Federated Hermes (UK) LLP

In the event that a business continuity planning event causes the complete or partial inability of the Sub-adviser to perform the investment sub-advisory services under the Sub-Advisory Agreement (a “BCP Event”), the Sub-adviser will delegate its duties and obligations with respect to investment sub-advisory services (but not sub-administrative services) under the Sub-Advisory Agreement to Federated Hermes (UK) LLP (the “Sub-Sub-adviser”), an affiliate of the Sub-adviser, pursuant to a Sub-Sub-Advisory Agreement (the “Sub-Sub-Advisory Agreement”) to be entered into by the Sub-adviser and the Sub-Sub-adviser upon occurrence of the BCP Event. The Sub-Sub-adviser, an indirect, wholly owned subsidiary of Federated Hermes, Inc., is located at 150 Cheapside, London EC2V 6ET, UK.

The delegation of authority by the Sub-adviser to the Sub-Sub-adviser pursuant to the Sub-Sub-advisory Agreement would initiate upon the occurrence of a BCP Event and would continue in operation for the duration of such BCP Event, and will be limited to such investment sub-advisory services under the Sub-Advisory Agreement as the Sub-adviser is unable to perform during the BCP Event. During the BCP Event, the Sub-Sub-adviser will be permitted to exercise all authority and investment discretion vested in the Sub-adviser under the Sub-Advisory Agreement to the extent necessary to perform the duties and obligations delegated to the Sub-Sub-adviser under the Sub-Sub-advisory Agreement.

For the investment sub-advisory services provided by the Sub-Sub-adviser under the Sub-Sub-advisory Agreement, the Sub-adviser (and not the Adviser or the Fund) will pay to the Sub-Sub-adviser the fees received by the Sub-adviser for sub-advisory services (but not sub-administrative services) to the Fund pursuant to the Sub-Advisory Agreement. The fees under the Sub-Sub-advisory Agreement will be payable only for the duration of the BCP Event. The fee payable by the Fund to the Sub-adviser pursuant to the Sub-Advisory Agreement at the time of, and continuing through the end of the resolution of, the BCP Event, inclusive of any waivers and/or reimbursements then in effect, will not be altered in any way as a result of the effectiveness of the Sub-Sub-Advisory Agreement.

Under the Sub-Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties on the part of the Sub-Sub-adviser, the Sub-Sub-adviser will not be subject to liability for any act or omission in the performance of the Sub-Sub-adviser’s duties and obligations under the Sub-Sub-Advisory Agreement. Notwithstanding the foregoing, the Sub-adviser will remain responsible for any actions or omissions of the Sub-Sub-adviser to the same extent as if the Sub-adviser had taken such action or made such omission under the Sub-Advisory Agreement.

The Sub-Sub-Advisory Agreement may continue from year to year after an initial two-year term, if specifically approved at least annually by the Board, or by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Sub-Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated (i) by the Sub-adviser or Sub-Sub-adviser upon sixty (60) days’ written notice to Olive Street and the Fund; and (ii) by Olive Street or the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days’ written notice to the Sub-adviser and Sub-Sub-adviser.

Multi-Manager Structure

An exemptive order has been obtained from the SEC that permits the Fund to operate under a manager of managers structure, which permits the Adviser, subject to certain conditions, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend sub-advisory agreements on behalf of the Fund with the approval of the Board but without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser. The Fund’s shareholders have approved the adoption of the Manager of Managers Structure by the Fund. The exemptive order provides that amounts payable by the Adviser to the sub-advisers under the Fund’s sub-advisory agreements only need to be disclosed in the aggregate in the Fund’s registration statement.

The Manager of Managers Structure enables the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of the retention of a new sub-adviser within 90 days of the hiring.

In accordance with a separate exemptive order that the Fund and the Adviser have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

The Adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement to the Board.

Fees Paid to the Adviser and the Sub-Adviser

For the fiscal years ended February 28, 2022, February 28, 2023 and February 29, 2024, the Fund paid the following fees to the Adviser and Predecessor Adviser:

Contractual Fees*			Fees Waived*			Total Fees Paid (After Waivers)*
2022	2023	2024	2022	2023	2024	2022	2023	2024
$68,237,350	$63,715,909	$56,514,692	$53,662,439	$1,433,192	$0	$14,574,911	$62,282,717	$56,514,692
* For periods prior to November 2, 2022, figures relate to the Predecessor Adviser.

For the fiscal years ended February 28, 2022, February 28, 2023 and February 29, 2024, the Total Fees Paid (After Waivers) by the Fund to the Sub-adviser were:

2022*	2023	2024
$12,270,231	$12,743,181	$11,302,938
* For periods prior to November 2, 2022, figures relate to the Predecessor Adviser.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Sub-adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Sub-adviser’s policies and procedures for voting the proxies, which are described below. The Sub-adviser’s policies and procedures are continually reviewed and updated.

Proxy Voting Policies

As an investment adviser with a fiduciary duty to the Fund and its shareholders, the general policy of the Sub-adviser is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Sub-adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Sub-adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.

Corporate Governance

On matters related to the board of directors, generally, the Sub-adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK where this is market practice; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent; (5) is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent; (6) is a non-independent member of the audit committee; (7) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (8) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (9) served on a board that did not implement a shareholder proposal that the Sub-adviser supported and received more than 50% shareholder support the previous year.

In addition, the Sub-adviser will generally vote in favor of: (10) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (11) shareholder proposals to declassify the board of directors; (12) shareholder proposals to require a majority voting standard in the election of directors; (13) shareholder proposals to separate the roles of chairman of the board and CEO; (14) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (15) shareholder proposals to eliminate supermajority voting requirements in company bylaws.

On other matters of corporate governance, generally, the Sub-adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) on a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); and (4) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.

Generally, the Sub-adviser will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Sub-adviser places great importance on company-specific analyses to determine how to vote. Above all, the Sub-adviser will vote in a manner that would enhance the long-term value of the investment within the framework of the client’s investment objectives.

Shareholder Proposals on Environmental and Social Issues

The Sub-adviser’s general approach to analyzing these proposals calls for considering the language of the written proposal, the financial materiality of the proposal’s objective and the practices followed by industry peers. This analysis utilizes research reports from the Sub-adviser’s proxy advisors, company filings, as well as reports published by the company and other outside organizations.

With respect to specific categories of proposals:

Environmental

The Sub-adviser will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives and oversight mechanisms, related to environmental risks. To reach a final voting decision, the Sub-adviser will take into consideration:

•	The company’s current level of publicly available disclosure;

•

Whether the company has formally committed to implementation of a reporting program based on frameworks such as the Sustainability Accounting Standards Board (“SASB”) materiality standards or the Task Force on Climate-related Financial Disclosures (“TCFD”) recommendations;

•	Whether the company’s current level of disclosure is comparable to that of industry peers; and

•	Whether there are significant controversies or litigation associated with the company’s environmental performance.

Social

The Sub-adviser will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make better risk assessments of the company’s social issues, such as their human capital management practices. The Sub-adviser will generally oppose proposals calling for a change in the company’s product line or methods of distribution.

Political Activities

The Sub-adviser will generally support enhanced disclosure of policies, practices, and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. The Sub-adviser will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.

Capital Structure

On matters of capital structure, generally, the Sub-adviser will vote proxies for U.S. issuers on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%, against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes, in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Generally, the Sub-adviser will vote proxies for non-U.S. issuers in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.

Executive Compensation

Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans and votes to approve new equity plans or amendments to existing plans. Generally, the Sub-adviser will support compensation arrangements that are aligned with the client’s long-term investment objectives.

With respect to specific categories of proposals:

Say On Pay

The Sub-adviser will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. The Sub-adviser supports the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

Remuneration Policy

In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Sub-adviser will generally support these proposals unless:

•	The design of the remuneration policy fails to appropriately link executive compensation with corporate performance;

•	Total compensation appears excessive relative to the company’s industry peer group considering local market dynamics; or

•	There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.

Remuneration Report

Markets with remuneration policy proposals typically also have proposals asking shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. The Sub-adviser will generally support these proposals unless the level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report. A vote against the remuneration policy, which in most markets is not an annual voting item, would not necessarily result in votes against the remuneration report at subsequent shareholder meetings.

Equity Plans

The Sub-adviser will generally vote in favor of equity plan proposals unless they:

•	Result in unreasonable dilution to existing shareholders;

•	Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or

•	Omit the criteria for determining the granting or vesting of awards.

M&A Activity

On matters relating to corporate transactions, the Sub-adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Sub-adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

Contested Elections

If a shareholders meeting is contested – that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder – the Sub-adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.

Cost/Benefit Analysis

In addition, the Sub-adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period), the Sub-adviser will not vote proxies for such shares. In addition, the Sub-adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Issuer Feedback

The Sub-adviser will consider feedback from issuers on the voting recommendations of the Sub-adviser’s proxy advisory firm if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Sub-adviser’s voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Sub-adviser’s policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.

Best Efforts

If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-adviser may not be able to vote a particular proxy.

Proxy Voting Procedures

The Sub-adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (“PVMG”). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (“PVOT”) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy advisory firm, soliciting voting recommendations from the Sub-adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.

The Sub-adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Sub-adviser has hired a proxy advisory firm to perform various proxy voting related administrative services such as ballot reconciliation, vote processing and recordkeeping functions. The Proxy Committee has supplied the proxy advisory firm with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy advisory firm may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy advisory firm to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy advisory firm. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Sub-adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the

Sub-adviser or Distributor. This may occur where a significant business relationship exists between the Sub-adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Sub-adviser has implemented the following procedures to avoid concerns that the conflicting interests of the Sub-adviser or its affiliates have influenced proxy votes. Any employee of the Sub-adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-adviser must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-adviser voted as it did. In certain circumstances it may be appropriate for the Sub-adviser to vote in the same proportion as all other shareholders, to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting and the proxy advisory firm has published a research report with voting recommendations. In another example, a proxy advisory firm consulting client may be a public company for which the proxy advisory firm will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

To avoid concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, the Sub-adviser will take the following steps:

•

A due diligence team made up of employees of the Sub-adviser and/or its affiliates will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.

•

On an annual basis the Director of Proxy Voting will examine a sample of proxy advisory firm’s research reports for that firm’s institutional consulting clients and determine if evidence of bias in recommendations exists. If such evidence is found, the results of the examination will be presented to the PVMG and a decision would be made as to the further use of that advisory firm’s research reports.

•

Whenever the standard voting guidelines call for voting a proposal in accordance with a proxy advisory firm’s recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report published by a proxy advisory firm for that issuer; (b) the Director of Proxy Voting, or their designee, will review proxy advisory firm reports and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

Information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-441-2357 or by sending an email request to EdwardJonesMoneyMarket@edwardjones.com; (2) on the Fund’s website at www.edwardjones.com/moneymarket; and (3) on the SEC’s website at https://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Fund. Information about the Fund’s holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which the Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, the Sub-adviser, the principal underwriter or any affiliated person of the Fund. After due consideration, the Board determined that, when approved by the Fund’s CCO, the Fund has a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Fund. Pursuant to the policy, the Fund’s CCO is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s holdings by (1) overseeing the implementation and enforcement of the portfolio holdings disclosure policy and other relevant policies of the Fund and its service providers by the Fund’s CCO, (2) by considering reports and recommendations by the Fund’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy.

A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the Fund’s website, www.edwardjones.com/moneymarket, five business days after the end of each month and remains posted on the website for six months thereafter. The Fund’s Shadow Price (market-based value of the Fund’s portfolio) for the prior business day, Daily and Weekly Liquid Assets, and Daily Flows are posted every business day and remain posted on the website for six months thereafter.

The Fund’s Annual and Semi-Annual reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed, free of charge, at the Fund’s website and on the SEC’s website at www.sec.gov. Each Annual and Semi-Annual report is also distributed to Fund shareholders. Complete listings of the Fund’s portfolio holdings as of the end of each month are included in reports filed with the SEC on Form N-MFP. These reports and regulatory filings are also available on the SEC’s website. In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to the Fund’s website.

Material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Adviser, the Sub-adviser, the Sub-Administrator, the principal underwriter, the custodian, the auditors, pricing vendors, proxy voting service providers, counsel to the Fund or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), the Fund’s financial printer and regulatory authorities.

Holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the portfolio holdings disclosure policy, when the Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Adviser, the Sub-adviser, their affiliates or employees, the Fund, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.

There can be no assurance that the policy and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Sub-adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Sub-adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Sub-adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Sub-adviser and accounts managed by affiliates of the Sub-adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Sub-adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Sub-adviser and/or certain investment adviser affiliates of the Sub-adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

CUSTODIAN AND ADMINISTRATIVE SERVICES PROVIDER

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, MA 02114, serves as the custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank. State Street also provides certain administrative and accounting services to the Fund.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Edward Jones serves as transfer agent and dividend disbursing agent to the Fund pursuant to an Agreement for Transfer Agency Services between Edward Jones and the Fund (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, an annual maintenance fee of $12.00 per shareholder account with a balance, and an annual maintenance fee of $1.20 per shareholder account with zero balance, is paid by the Fund to Edward Jones as compensation for services provided under the agreement, in addition to reimbursement by the Fund to Edward Jones for certain expenses. Under the Transfer Agency Agreement, Edward Jones has agreed to perform certain shareholder services, transfer agency services and dividend disbursement services, including, among others: (i) receiving orders and payment for the purchase of Shares and promptly delivering payment and related documentation to the Fund’s custodian; (ii) computing and issuing the appropriate number of Shares of each class of the Fund and holding such Shares in the appropriate shareholder account; (iii) preparing and mailing or crediting income, capital gains, or any other payments to the Fund’s shareholders and reconciling such amounts with the Fund’s custodian; (iv) receiving redemptions requests and redemption directions and delivering instructions to the Fund’s custodian; (v) paying or causing to be paid redemption proceeds; (vi) effecting transfers of shares; (vii) recording and maintaining the records of the issuance of Shares of each class of the Fund, and certain other recordkeeping services; (viii) preparing and mailing activity statements for the Fund’s shareholders and providing shareholder account information; (ix) mailing certain documents to the Fund’s shareholders of records, including shareholder reports and prospectuses; (x) certain services related to reporting required under federal and state income tax laws, rules and regulations; (xi) answering correspondence from the Fund’s shareholders relating to their accounts; and (xii) preparing shareholder meeting lists in connection with proxies and shareholder meetings.

The annual maintenance fee paid to Edward Jones under the Transfer Agency Agreement is based on the number of shareholder accounts in each class and is charged as a fixed dollar amount per account. Accordingly, the impact on the operating expenses of the Investment Shares and the Retirement Shares of the Fund, as reflected in the Fund’s fee table in the Prospectus, will vary based on the number of shareholder accounts and the average account size in each class.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund, PricewaterhouseCoopers LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FINANCIAL INFORMATION

The audited Financial Statements for the Fund for the fiscal year ended February 29, 2024 are incorporated herein by reference to the Annual Report to Shareholders of Edward Jones Money Market Fund dated February 29, 2024, which is available upon request by calling your Edward Jones financial advisor, by calling the Fund at 1-800-441-2357, or online at www.edwardjones.com/moneymarket.

ADDRESSES

Edward Jones Money Market Fund

Edward Jones Money Market Fund 12555 Manchester Road

St. Louis, MO 63131

Investment Adviser & Administrator

Olive Street Investment Advisers, LLC 12555 Manchester Road

St. Louis, MO 63131

Sub-adviser

Federated Investment Management Company

c/o Federated Hermes, Inc.

1001 Liberty Avenue

Pittsburgh, PA 15222

Sub-Administrator

Federated Administrative Services

c/o Federated Hermes, Inc.

1001 Liberty Avenue

Pittsburgh, PA 15222

Administrative Services Provider

State Street Bank & Trust Co.

One Congress Street, Suite 1

Boston, MA 02114

Custodian & Accounting Services Provider

State Street Bank & Trust Co.

One Congress Street, Suite 1

Boston, MA 02114

Distributor & Transfer Agent

Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Legal Counsel

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Item 28. Exhibits

(a)
1	Registrant’s Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(i) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.

2	Amendment No. 5, dated May 17, 2000, to the Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.

3	Amendment No. 6, dated November 15, 2000, to the Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.

4	Amendment No. 7, dated April 5, 2001, to the Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-05-000178 on April 29, 2005.

5	Amendment No. 8, dated July 23, 2021, to the Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-22-182767 on June 27, 2022.

(b)
1	Amended and Restated By-Laws, effective April 2, 1999, are incorporated herein by reference to Exhibit (b)(vii) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.

2	Amendment No. 1, effective August 23, 2003, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(viii) of Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001056288-03-000312 on May 1, 2003.

3	Amendment No. 2, effective August 25, 2003, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(ix) of Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001056288-04-000265 on April 29, 2004.

4	Amendment No. 3, effective September 21, 2004, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(x) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-05-000178 on April 29, 2005.

5	Amendment Nos. 4 and 5, effective August 18, 2005 and January 1, 2006, respectively, to the Amended and Restated By-Laws, effective April 2, 1999, are incorporated herein by reference to Exhibit (b)(v) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-06-000545 on April 28, 2006.

6	Amendment No. 6, effective August 17, 2007, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(6) of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-08-000651 on April 29, 2008.

7	Amendment No. 7, effective June 1, 2013, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(7) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

8	Amendment No. 8, effective July 15, 2021, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(8) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-22-182767 on June 27, 2022.

9	Amendment No. 9, effective February 23, 2023, to the Amended and Restated By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(9) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-23-175995 on June 27, 2023.

(c)	See Article III and Article VIII of the Amended and Restated Agreement and Declaration of Trust, as amended, which has been incorporated by reference in Exhibits (a)(1)-(a)(5) to this Registration Statement.

(d)

1	Investment Management and Administration Agreement, dated November 2, 2022, between the Registrant and Olive Street Investment Advisers, LLC, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-23-175995 on June 27, 2023.

2	Investment Sub-Advisory and Sub-Administration Agreement, dated November 2, 2022, between Olive Street Investment Advisers, LLC, Federated Investment Management Company, Federated Administrative Services and the Registrant, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-23-175995 on June 27, 2023.

3	Form of Investment Sub-Investment Subadvisory Agreement between Federated Investment Management Company and Federated Hermes (UK) LLP is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-21-200264 on June 25, 2021.

(e)

1	Distribution Agreement, dated January 27, 2017, between the Registrant and Edward D. Jones & Co., L.P., is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

2	Letter Agreement with respect to the Distribution Agreement, dated October 16, 2020, between the Registrant and Edward D. Jones & Co. L.P., is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-21-200264 on June 25, 2021.

(f)	Not applicable

(g)	Custodian Agreement, dated January 27, 2017, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

(h)

1.	Amended and Restated Administrative Shareholder Services Agreement, dated May 30, 2023, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-23-175995 on June 27, 2023.

2.	Amended and Restated Administrative Shareholder Services Plan, dated May 30, 2023, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-23-175995 on June 27, 2023.

3.	Agreement for Transfer Agency Services, dated January 27, 2017, between the Registrant and Edward D. Jones & Co., L.P., is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

4.	Operating Expenses Limitation Agreement, dated November 2, 2022, between the Registrant and Olive Street Investment Advisers, LLC, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-23-175995 on June 27, 2023.

5.	Administration Agreement, dated January 27, 2017, between the Registrant and State Street Bank and Trust Company is filed herewith.

6.	Amendment No. 1, effective June 3, 2024, to the Administration Agreement, dated January 27, 2017 is filed herewith.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP is filed herewith.

(k)	Not Applicable.

(l)	Paper Copy of Initial Capital Understanding is incorporated herein by reference to Exhibit (b)(13) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC on March 14, 1980.

(m)	Distribution Plan, dated January 27, 2017, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

(n)	Amended and Restated Rule 18f-3 Multiple Class Plan, dated January 27, 2017, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001623632-17-000215 on January 27, 2017.

(o)	Not Applicable.

(p)	Not Applicable – The Registrant is a money market fund.

(q)	Power of Attorney of Trustees, Lena Haas, Timothy Jacoby, Maureen Leary-Jago, Jean Carter, Michelle Keeley, Craig Griffith, Merry Mosbacher, Heidi Stam, John Tesoro and David Sylvester, dated June 21, 2022, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001193125-22-182767 on June 27, 2022.

Item 29 Persons Controlled by or Under Common Control with the Fund:

None

Item 30 Indemnification

The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative, or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Trust has also agreed to contractually provide each Trustee with assurance that indemnification will be available. The agreement between the Trust and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses, provides that the Fund shall indemnify and hold harmless the Trustee against any and all expenses as defined therein actually incurred or paid by the Trustee in any proceeding as defined therein in connection with the Trustee’s service to the Fund, unless indemnification is limited as set forth in the agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31 Business and Other Connections of Investment Adviser:

Olive Street Investment Advisers, LLC (“Olive Street”), the investment adviser of the Fund, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of Olive Street, together with any information as to business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Olive Street pursuant to the Advisers Act (SEC File No. 801-77754).

Federated Investment Management Company, the investment sub-adviser of the Fund (“Sub-adviser”), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of the Sub-adviser, together with any information as to business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by the Sub-adviser pursuant to the Advisers Act (SEC File No. 801-34612).

Item 32 Principal Underwriters:

(a) Edward D. Jones & Co., L.P., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

Edward Jones Money Market Fund

(b)
(1) Name and Principal Business Address	(2) Positions and Offices with Distributor	(3) Positions and Offices With Registrant

EDJ Holding Company, Inc. 12555 Manchester Road St. Louis, MO 63131	General Partner	None

The Jones Financial Companies, L.L.L.P. 12555 Manchester Road St. Louis, MO 63131	Limited Partner	None

(c) Not Applicable

Item 33 Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	Edward Jones Money Market Fund 12555 Manchester Road St. Louis, MO 63131

Olive Street Investment Advisers, LLC (“Adviser” and “Administrator”)	Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131

Federated Investment Management Company (“Sub-adviser”)	Federated Investment Management Company c/o Federated Hermes, Inc. 1001 Liberty Avenue Pittsburgh, PA 15222

Federated Administrative Services (“Sub-administrator”)	Federated Administrative Services c/o Federated Hermes, Inc. 1001 Liberty Avenue Pittsburgh, PA 15222

Edward D. Jones & Co., L.P. (“Distributor” and “Transfer Agent”)	Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131

State Street Bank and Trust Company (“Custodian” and “Accounting Services Provider”)	State Street Bank & Trust Co. One Congress Street, Suite 1 Boston, MA 02114

Item 34 Management Services: Not applicable.

Item 35 Undertakings:

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 80 to Registration Statement No. 2-66437 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis and the State of Missouri on the 26th day of June, 2024.

EDWARD JONES MONEY MARKET FUND

By:	/s/ Colleen R. Dean
Colleen R. Dean
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Colleen R. Dean Colleen R. Dean	President	June 26, 2024

/s/Aaron J. Masek Aaron J. Masek	Treasurer	June 26, 2024

* Lena Haas	Trustee	June 26, 2024

* David D. Sylvester	Trustee	June 26, 2024

* Maureen Leary-Jago	Trustee	June 26, 2024

* Timothy Jacoby	Trustee	June 26, 2024

* Jean Carter	Trustee	June 26, 2024

* Michelle Keeley	Trustee	June 26, 2024

* Merry Mossbacher	Trustee	June 26, 2024

* Heidi Stam	Trustee	June 26, 2024

* Craig Griffith	Trustee	June 26, 2024

* John Tesoro	Trustee	June 26, 2024

*By:	/s/ Colleen R. Dean
Colleen R. Dean
Attorney-in-Fact

EXHIBIT INDEX

(h)(5)	Administration Agreement, dated January 27, 2017, between the Registrant and State Street Bank and Trust Company

(h)(6)	Amendment No. 1, effective June 3, 2024 to the Administration Agreement, dated January 27, 2017

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP

(j)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP